                                                                   Exhibit 10.25

                       CHICAGO BRIDGE & IRON SAVINGS PLAN

                  As amended and restated as of January 1, 1997 and including the First, Second, Third, Fourth and Fifth Amendments

                                TABLE OF CONTENTS

ARTICLE I Adoption...................................................       1
   1.01    Adoption, Amendment and Restatement.......................       1

ARTICLE II Definitions...............................................       1
   2.01    "Account".................................................       1
   2.02    "Accrued Benefit".........................................       1
   2.03    "Active Account"..........................................       1
   2.04    "Active Participant"......................................       2
   2.05    "Authorized Leave of Absence".............................       2
   2.06    "Beneficiary".............................................       2
   2.07    "Board"...................................................       2
   2.08    "Code"....................................................       2
   2.09    "Company".................................................       3
   2.10    "Company Contributions"...................................       3
   2.11    "Company Stock"...........................................       3
   2.12    "Company Stock Fund"......................................       3
   2.13    "Compensation"............................................       3
   2.14    "Compensation Limit"......................................       4
   2.15    "Disability" or "Disabled"................................       5
   2.16    "Dollar Limit"............................................       5
   2.17    "Effective Date"..........................................       5
   2.18    "Elective Deferrals"......................................       5
   2.19    "Eligible Employee".......................................       5
   2.20    "Employee"................................................       6
   2.21    "Employer" or "Employers".................................       6
   2.22    "Employer Stock"..........................................       6
   2.23    "ERISA"...................................................       6
   2.24    "Field Employee"..........................................       6
   2.25    "Forfeiture"..............................................       6
   2.26    "Former Plan".............................................       6
   2.27    "Hardship"................................................       6
   2.28    "Highly Compensated Employee".............................       7
   2.29    "Hour of Service".........................................       8
   2.30    "Hourly Plan".............................................       9
   2.31    "Inactive Account"........................................       9
   2.32    "Investment Committee"....................................       9
   2.33    "Investment Fund".........................................       9
   2.34    "Investment Manager"......................................       9
   2.35    "Matching Contributions"..................................       9
   2.36    "Maternity or Paternity Leave"............................      10
   2.37    "Normal Retirement Date"..................................      10
   2.38    "Participant".............................................      10
   2.39    "Period of Severance".....................................      10
   2.40    "Plan"....................................................      10

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                                   (CONTINUED)

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   2.41    "Plan Administrator"......................................      10
   2.42    "Plan Year"...............................................      10
   2.43    "QMAC"....................................................      10
   2.44    "Qualified Military Leave"................................      10
   2.45    "QNEC"....................................................      10
   2.46    "Reduction-in-Force Termination"..........................      10
   2.47    "Related Company".........................................      11
   2.48    "Related Plan"............................................      11
   2.49    "Required Distribution Date"..............................      11
   2.50    "Restricted Account"......................................      12
   2.51    "Retirement"..............................................      11
   2.52    "Rollover Contribution"...................................      11
   2.53    "Salary Reduction Agreement"..............................      12
   2.54    "Service".................................................      12
   2.55    "Termination of Employment"...............................      12
   2.56    "Transferor Plan".........................................      13
   2.57    "Traveler"................................................      13
   2.58    "Traveler Contributions"..................................      13
   2.59    "True-Up Contributions"...................................      13
   2.60    "Trust"...................................................      13
   2.61    "Trust Agreement".........................................      13
   2.62    "Trust Fund"..............................................      13
   2.63    "Trustee".................................................      14
   2.64    "Valuation Date"..........................................      13

ARTICLE III Participation............................................      13
   3.01    Participation.............................................      13
   3.02    Duration of Participation.................................      14
   3.03    Participation Upon Re-Employment..........................      14
   3.04    Participation Forms.......................................      14

ARTICLE IV Contributions and Vesting.................................      14
   4.01    Elective Deferrals........................................      14
   4.02    Matching Contributions....................................      16
   4.03    Company Contributions.....................................      17
   4.04    Traveler Contributions....................................      17
   4.05    Rollover Contributions into the Plan......................      18
   4.05    Eligible Employee.........................................      18
   4.06    Special Contributions; QNECs and QMACs....................      18
   4.07    Crediting of Contributions................................      20
   4.08    Determination and Amount of Employer Contributions........      20
   4.09    Condition on Company Contributions........................      20

                                      -ii-

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                                   (CONTINUED)

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   4.10    Form of Company Contributions.............................      20
   4.11    Vesting...................................................      21
   4.12    Catch-Up Deferrals........................................      22

ARTICLE V Limitations on Contributions...............................      23
   5.01    Excess Deferrals..........................................      23
   5.02    Excess Contributions......................................      24
   5.03    Excess Aggregate Contributions............................      27
   5.04    Multiple Use of Sections 5.02 and 5.03....................      29
   5.05    Order of Application of Limitations.......................      32
   5.06    Allocation of Income or Loss..............................      32
   5.07    Section 415 Limitation on Contributions...................      32

ARTICLE VI Trustee and Trust Fund....................................      35
   6.01    Trust Agreement...........................................      35
   6.02    Selection of Trustee......................................      35
   6.03    Plan and Trust Expenses...................................      35
   6.04    Trust Fund................................................      35
   6.05    Separate Accounts.........................................      35
   6.06    Investment Committee......................................      36
   6.07    Investment Funds..........................................      36
   6.08    Investment of Participants' Accounts......................      37
   6.09    Shareholder Rights in Company Stock.......................      38
   6.10    Trust Income..............................................      39
   6.11    Correction of Error.......................................      39
   6.12    Right of the Employers to Trust Assets....................      39

ARTICLE VII Loans and Withdrawals....................................      40
   7.01    Participant Withdrawals...................................      40
   7.02    Participant Loans.........................................      41
   7.03    Request for Distribution..................................      44

ARTICLE VIII Benefits................................................      44
   8.01    Payment of Benefits in General............................      44
   8.02    Payment on Termination of Employment......................      44
   8.03    Time of Payment...........................................      45
   8.04    Lump Sum Payment Without Election.........................      45
   8.05    Payment Upon Death........................................      46
   8.06    Minimum Distribution Requirements.........................      48
   8.07    Facility of Payment.......................................      49
   8.08    Form of Payment...........................................      49
   8.09    Direct Rollover to Another Plan...........................      49

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                                   (CONTINUED)

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   8.10    Deduction of Taxes from Amounts Payable...................      50

ARTICLE IX Administration............................................      51
   9.01    Sponsor Rights and Duties.................................      51
   9.02    Plan Administrator Rights and Duties......................      51
   9.03    Plan Administrator Bonding and Expenses...................      52
   9.04    Information To Be Supplied by Participants................      52
   9.05    Information To Be Supplied by Employers...................      52
   9.06    Records...................................................      52
   9.07    Electronic Media..........................................      52
   9.08    Plan Administrator Decisions Final........................      53

ARTICLE X Claims Procedure...........................................      53
   10.01   Initial Claim for Benefits................................      53
   10.02   Review of Claim Denial....................................      53

ARTICLE XI Amendment, Merger and Termination of the Plan.............      54
   11.01   Amendments................................................      54
   11.02   Plan Merger...............................................      55
   11.03   Plan Termination..........................................      55
   11.04   Payment Upon Termination..................................      55
   11.05   Withdrawal from the Plan by an Employer...................      56

ARTICLE XII Top Heavy Provisions.....................................      56
   12.01   Application...............................................      56
   12.02   Special Top Heavy Definitions.............................      56
   12.03   Special Top Heavy Provisions..............................      62

ARTICLE XIII Miscellaneous Provisions................................      65
   13.01   Employer Joinder..........................................      65
   13.02   Non-Alienation of Benefits................................      65
   13.03   Qualified Domestic Relations Order........................      65
   13.04   Unclaimed Amounts.........................................      67
   13.05   No Contract of Employment.................................      67
   13.06   Recoupment of or Reduction for Overpayment................      67
   13.07   Employees' Trust..........................................      67
   13.08   Source of Benefits........................................      67
   13.09   Interest of Participants..................................      68
   13.10   Indemnification...........................................      68
   13.11   Company Action............................................      68
   13.12   Company Merger............................................      68
   13.13   Multiple Capacity.........................................      68

                                      -iv-

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                                TABLE OF CONTENTS
                                   (CONTINUED)

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13.14   Gender and Number...........................................    68
13.15   Headings....................................................    68
13.16   Uniform and Non-Discriminatory Application of Provisions....    68
13.17   Invalidity of Certain Provisions............................    68
13.18   Application to Merged Plans.................................    69
13.19   Law Governing...............................................    69

APPENDIX A
SCHEDULE 1

                                                                   Exhibit 10.25
                       CHICAGO BRIDGE & IRON SAVINGS PLAN

                                   Article I

                                    Adoption

      1.01 Adoption, Amendment and Restatement. The Chicago Bridge & Iron Savings Plan was originally established by the Company's corporate predecessor effective June 16, 1964. Chicago Bridge & Iron Company, a Delaware corporation, became the sponsor of the Plan effective March 18, 1997. The Company merges the CBI Hourly Employees' Saving Plan into this Plan and amends and restates the Plan effective January 1, 1997 (except as otherwise provided in this document) to read as set forth in this document. The Company merges the Howe-Baker Engineers, Inc. Employees' Profit-Sharing 401(k) Plan, the Matrix Engineering, Inc. Savings Plan, the A&B Builders, Inc. Savings Plan, and the Callidus Technologies 401(k) Savings Plan, into this Plan effective December 31, 2000. The Plan is intended to be a qualified profit sharing plan described in Section 401(a) of the Code with a qualified cash or deferred arrangement described in
Section 401(k) of the Code.

                                   Article II

                                   Definitions

      The following terms, whenever used in the following capitalized form, shall have the meaning set forth below, unless the context clearly indicates otherwise:

      2.01 "Account" means an Active Account or an Inactive Account, each comprising a record of a Participant's undivided share in the Trust plus income and gains thereon, and less expenses, losses and distributions therefrom: The Plan Administrator may maintain (or cause the Trustee to maintain) such subaccounts within any Account as the Plan Administrator deems necessary or desirable for purposes of this Plan. If assets and liabilities of a Transferor Plan or portion thereof are transferred to this Plan pursuant to Section 11.02, the Plan Administrator may establish additional Inactive Accounts for such assets and liabilities, or may allocate such assets and liabilities to an existing Active or Inactive Account, all as the Plan Administrator in its discretion determines is necessary or desirable for the purposes of this Plan.

      2.02 "Accrued Benefit" means a Participant's total interest in the Trust composed of the aggregate balance of all such Participant's Accounts. The value of an Accrued Benefit at any time during any Plan Year shall be its value as adjusted on the coinciding or immediately preceding Valuation Date.

      2.03 "Active Account" means any one or more of the following five (5) separate Accounts to which Elective Deferrals, Company Matching Contributions, Company Contributions, Travelers Contributions, and Rollover Contributions, if any, may currently be allocated:

                                                                   Exhibit 10.25

            (a) "Employee 401(k) Account" credited with Elective Deferrals made in accordance with Section 4.01.

            (b) "Company Matching Account" credited with Matching Contributions made in accordance with Section 4.02.

            (c) "Company Contribution Account" credited with Company Contributions, if any, made in accordance with Section 4.03. Effective January 1, 2001, Company Matching Accounts for pre-2001 Matching Contributions shall become Inactive Accounts, and new Company Matching Accounts shall be established as of January 1, 2001.

            (d) "Travelers Benefit Account" credited for Plan Years ending on or before December 30, 2000, with Traveler Contributions, if any, made in accordance with Section 4.04. Effective January 1, 2001, Travelers Benefit Accounts shall be maintained as Inactive Accounts.

            (e) "Prior Plan and Rollovers Account" credited with Rollover Contributions, if any, made in accordance with Section 4.05.

      2.04 "Active Participant" for a Plan Year means a Participant who is employed by an Employer as an Eligible Employee for any portion of the Plan Year; provided, however that (i) for purposes of making Elective Deferrals under
Section 4.01, a Participant will not be an Active Participant for a Plan Year unless he or she has Compensation in the Plan Year; (ii) for purposes of Company Contributions under Section 4.03, Traveler Contributions under Section 4.04(a)(ii), and any minimum contributions required under Article XII, a Participant will not be an Active Participant for the Plan Year unless he or she is an Employee on the last day of the Plan Year or had a Termination of Employment during the Plan Year by reason of Retirement, Disability, death, a Reduction-in-Force Termination or lay-off; and (iii) for purposes of Company Contributions under Section 4.03, a Participant will not be Active Participant for the Plan Year unless he or she has completed 1,000 or more Hours of Service during the Plan Year, or had a Termination of Employment during the Plan Year by reason of Retirement, Disability, death, or a Reduction-in-Force Termination.

      2.05 "Authorized Leave of Absence" means an absence with or without pay, authorized by an Employer on a non-discriminatory basis, for Disability, accident, jury duty, military duty, or other reasons.

      2.06 "Beneficiary" means any person affirmatively designated by a Participant pursuant to Section 8.05(c) to receive death benefits under the Plan (a "Designated Beneficiary") or if there is no Designated Beneficiary or the designation is ineffective under Section 8.05, the person or persons entitled to receive death benefits under the Plan by default under Section 8.05.

      2.07 "Board" means the board of directors of the Company.

      2.08 "Code" means the Internal Revenue Code of 1986, as amended, or any succeeding Internal Revenue Code. References to sections of the Code shall be include any such sections as amended, modified or renumbered.

      2.09 "Company" means (a) before March 18, 1997, Chi Bridge Holdings, Inc., a Delaware corporation, and (b) on and after March 18, 1997, Chicago Bridge & Iron Company, a Delaware corporation, a wholly-owned subsidiary of Chicago Bridge & Iron Company N.V., a Netherlands corporation; or any successor corporation, by merger, consolidation, purchase or otherwise, which elects to adopt the Plan and the Trust.

      2.10 "Company Contributions" means the contributions made from time to time by an Employer to the Trustee in accordance with Section 4.03.

      2.11 "Company Stock" means the publicly traded common shares of the Company's parent corporation, Chicago Bridge & Iron Company N.V., a Netherlands corporation.

      2.12 "Company Stock Fund" means an Investment Fund designated for investment in Company Stock. Up to 100% of the assets of the Company Stock Fund may be invested in Company Stock.

      2.13 "Compensation" means the amounts below:

            (a) Compensation. Except as provided in subsection (b), Compensation means the total cash salary and wages paid by an Employer through the U.S. payroll system of an Employer to a Participant while an Eligible Employee,
      (i) including short-term disability payments made directly from the assets of the Employer, overtime, and cash bonuses under any annual or other short term incentive pay or bonus plan, (ii) excluding long-term incentives, stock options, restricted stock, similar non-cash benefits, and contributions or benefits under any employee benefit plan, (iii) increased by the amount of any Elective Deferrals under this Plan and any other elective contributions or deferrals made by an Employer on behalf of an Employee that are excluded from the Participant's income by Section 125, Section 132(f), Section 402(e)(3), Section 402(h)(1)(B), Section 403(b), Section 408(p)(2)(A)(i) or Section 457 of the Code; and (iv) excluding all compensation in excess of the Compensation Limit.

            (b) Statutory Compensation. For purposes of applying the limitations of Article V (including the identification of Highly Compensated Employees), and applying the requirements of Article XII (including the identification of Key Employees), subject to the exceptions below, Statutory Compensation means compensation as defined for purposes of
      Section 415(c)(3) and Treasury Regulations Sections 1.415-2(d)(11)(i) thereunder, including wages within the meaning of Section 3401(a) of the Code and all other payments of compensation to an employee by his employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under sections 6041(d), 6051(a)(3), and 6052 of the Code, determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2). Notwithstanding the foregoing:

                  (1) For purposes of the identification of Highly Compensated
            Employees under Section 2.28 for Plan Years beginning before January 1, 1998,

            Statutory Compensation means compensation as defined for purposes of
            Section 415(c)(3) of the Code and Treasury Regulations Sections 1.415-2(d)(2), (3) and (10) thereunder, (i) including wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or any Related Company to the extent that the amounts are included in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan), but (ii) excluding contributions of the Employer or a Related Company to (unless includible in the gross income of the Employee for the taxable year when contributed), or distributions from, a plan of deferred compensation (other than an unfunded nonqualified plan), amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (as determined under Section 83 of the Code), amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option, and other amounts which receive special tax benefits.

                  (2) In applying Statutory Compensation for purposes of
            determining whether an Employee is a Highly Compensated Employee under Section 2.28 or a Key Employee under Section 12.02(d), for purposes of determining the Actual Deferral Percentage under Section
            5.02 and the Actual Contribution Percentage under Section 5.03, and for purposes of determining for Plan Years beginning on or after January 1, 1998 the limitations under Section 5.07 and Minimum Employer Contributions under Section 12.03(a), Statutory Compensation under this subsection shall be increased by the amount of Elective Deferrals under this Plan and any other elective contributions or deferrals made by an Employer or Related Company on behalf of an Employee that excluded from the Participant's income by
            Section 125, Section 132(f), Section 402(e)(3), Section 402(h)(1)(B), Section 403(b), Section 408(p)(2)(A)(i) or Section 457
            of the Code.

                  (3) Except for purposes of determining Highly Compensated
            Employees under Section 2.28, Key Employees under Section 12.02(d), and the limitations under Section 5.07, Statutory Compensation will not exceed the Compensation Limit.

      2.14 "Compensation Limit" means $200,000 (for 2002), as adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual Compensation Limit is an amount equal to the otherwise applicable annual Compensation Limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

      2.15 "Disability" or "Disabled" means a Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous or indefinite period of at least twelve (12) months, and which is substantiated by proof of disability satisfactory to the Plan Administrator (which proof shall include a written statement of licensed physician or other appropriate medical care provider appointed or approved by the Employer).

      2.16 "Dollar Limit" has the meaning defined for such term in Section 5.01.

      2.17 "Effective Date" means January 1, 1997, the effective date of this amendment and restatement. The original effective date of the Plan was June 16, 1964.

      2.18 "Elective Deferrals" means the contributions made by an Employer to the Trustee on behalf of an Active Participant attributable to reductions in the Participant's Compensation pursuant to a Salary Reduction Agreement in accordance with Section 4.01.

      2.19 "Eligible Employee" means any Employee who is employed by an Employer and paid through the U.S. payroll system of the Employer, including an Employee transferred from the United States to work outside the United States but retained on the U.S. payroll system of the Employer, but excluding:

            (a) Union Employees. Any Employee who is a member of a collective bargaining unit of employees represented by a collective bargaining agent with which an Employer or a Related Company has a bargaining agreement, unless that agreement requires inclusion of the Employee in this Plan.

            (b) Nonresident Aliens. Any Employee who (i) is neither a citizen nor resident of the United States or is first employed by an Employer or Related Company outside the United States, and (ii) receives no earned income (within the meaning at Section 911(d)(2) of the Code) from the Employer or a Related Company from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

            (c) Leased Employees. Any individual who is classified by the Employer at the relevant time as a Leased Employee (defined below), even if such person is subsequently determined to be, or to have been, a common-law employee of an Employer. For this purpose "Leased Employee" means a person who is not an employee of a recipient and who provides services to the recipient if:

                  (1) such services are provided pursuant to an agreement
            between the recipient and any other person,

                  (2) such person has performed such services for the recipient
            (or for the recipient and related persons) on a substantially full-time basis for a period of a least 1 year, and

                  (3) such services are performed under the primary direction and control of the recipient.

            (d) Independent Contractors. Any individual who is classified by the Employer at the relevant time as an independent contractor, even if such person is subsequently determined to be, or to have been, a common-law employee of an Employer.

            (e) Field Employees. For Plan Years ending on or before December 31, 2000, any Field Employee who at the relevant time has not yet qualified as a Traveler.

            (f) Part-Time and Temporary Workers. Any Employee who is not classified by the Employer at the relevant time as either a regular full-time or regular part-time employee. For this purpose an eligible "regular part-time employee" must have a normal scheduled work week of at least 20 Hours of Service or actually perform more than 1,000 Hours of Service in the 12-month period measured from the date he or she first performs an Hour of Service or in any Plan Year ending after that date. A temporary or summer employee shall not be an Eligible Employee.

      2.20 "Employee" means any common law employee of an Employer or a Related Company, and any leased employee (within the meaning of Section 414(n)(2) of the Code) of an Employer or any Related Company.

      2.21 "Employer" or "Employers" means the Company and any Related Company which has adopted the Plan pursuant to Section 13.01.

      2.22 "Employer Stock" means Company Stock, and stock of a Participant's former employer accumulated in an account for the Participant under a Transferor Plan that is maintained as an Inactive Account under this Plan.

      2.23 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      2.24 "Field Employee" means an employee of an Employer or a Related Company, who is paid on an hourly basis from the "field payroll", and whose duties consist of transient construction or related services performed on-site in the field and not at a permanent office, manufacturing or warehouse facility of the Employer or a Related Company.

      2.25 "Forfeiture" means the portion of a Participant's Accrued Benefit that is forfeited as provided in Sections 4.10, 5.01, 5.02(c), or 13.04.

      2.26 "Former Plan" means this Plan, then known as the CBI 401(k) Pay Deferral Plan, as in effect immediately before the Effective Date of this amendment and restatement, and including, to the extent relevant for administering this Plan, the Hourly Plan.

      2.27 "Hardship" means an immediate and heavy financial need of the Participant on account of:

            (a) Medical Expenses. Expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Section 152 of the Code) or amounts necessary for these persons to obtain medical care described in Section 213(d) of the Code.

            (b) Home Purchase. Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments).

            (c) Educational Expenses. Payment of tuition, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant, his or her spouse, children or dependents (as defined in Section 152 of the Code).

            (d) Prevention of Eviction or Foreclosure. Payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence.

            (e) Other Deemed Hardship Events Designated by the Internal Revenue Service. Such other events, if any, that are designated by the Internal Revenue Service as constituting deemed immediate and heavy financial needs in regulations, revenue rulings, notices, or other documents of general applicability.

      2.28 "Highly Compensated Employee" means, for any Plan Year, any individual who is an Employee described in subsection (a) or (b) below, or who is a former Employee described in subsection (c) below:

            (a) An Employee who at any time during the current Plan Year or the preceding Plan Year is a more than five percent (5%) owner (or is considered as owning more than five percent (5%) within the meaning of
      Section 318 of the Code) of the Employer or a Related Company ("5%
      Owner").

            (b) An Employee who received Statutory Compensation during the preceding Plan Year in excess of $80,000 (as adjusted in accordance with regulations and rulings under Section 414(q) of the Code), and is in the group consisting of the top twenty percent (20%) of the total number of persons employed by the Employer and Related Companies when ranked on the basis of Statutory Compensation paid during the preceding Plan Year, provided, however, that, for purposes of determining the total number of persons employed by the Employer and Related Companies, the following Employees shall be excluded:

                  (i) Employees who have not completed an aggregate of six (6)
            months of service during the preceding Plan Year,

                  (ii) Employees who work less than seventeen and one-half
            (17-1/2) hours per week for 50% or more of the total weeks worked by such employees during the preceding Plan Year,

                  (iii) Employees who normally work during not more than six (6)
            months during any year,

                  (iv) Employees who have not attained age twenty-one (21) by the end of the preceding Plan Year,

                  (v) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer or Related Companies which constitutes income during the preceding Plan Year from sources within the United States (within the meaning of Section 861(a)(3) of the Code), and

                  (vi) Except to the extent provided in regulations prescribed by the Secretary of the Treasury, Employees who are members of a collective bargaining unit represented by a collective bargaining agent with which an Employer or Related Company has or has had a bargaining agreement.

            (c) A former Employee of an Employer or any Related Company if such former Employee was a Highly Compensated Employee at the time he or she had a Termination of Employment, or at any time after he or she attains age 55. For purposes of this subsection, (i) an Employee who performs no services for the Employer or a Related Company during a Plan Year (for example, an Employee who is on an Authorized Leave of Absence throughout the Plan Year) shall be treated as having had a Termination of Employment in the Plan Year in which he last performed services for the Employer or a Related Company and (ii) an Employee who performs services for the Employer or a Related Company during a Plan Year shall nevertheless be deemed to have had a Termination of Employment (solely for purposes of determining whether such Employee is a Highly Compensated Employee for any period after he or she has an actual Termination of Employment) if (1) in a Plan Year prior to his or her attainment of age 55, the Employee receives Statutory Compensation in an amount less than 50% of his or her average annual Statutory Compensation for the three consecutive calendar years preceding such Plan Year during which his or her Statutory Compensation was the greatest (or the total period of the Employee's service with the Employer and Related Companies, if less), and (2) after such Plan Year in which the Employee is deemed to have had a Termination of Employment and before the Plan Year in which the Employee has an actual Termination of Employment, the Employee's services for and Compensation from the Employer and Related Companies do not increase significantly.

      2.29 "Hour of Service" means each hour for which an Employee is paid, or entitled to payment, by an Employer or a Related Company:

            (a) for the performance of duties;

            (b) on account of a period of time during which no duties were performed; provided, however, that (i) no more than 501 Hours of Service shall be credited for any single continuous period during which an Employee performs no duties, and (ii) no Hours of Service shall be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, or for reimbursement of medical expenses; and

            (c) for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer or Related Company; provided, however, that (i) no more than 501 Hours of Service shall be credited for any single continuous period of time during which the Employee did not or would not have performed duties, and (ii) Hours of Service credited under
      (a) or (b) shall not also be credited under (c).

The determination of Hours of Service for reasons other than the performance of duties shall be determined in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(b), and Hours of Service shall be credited to computation periods in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(c).

      2.30 "Hourly Plan" means the CBI Hourly Employees' Savings Plan as in effect immediately prior to the Effective Date.

      2.31 "Inactive Account" means an separate Account maintained under this Plan (including any account transferred from a Transferor Plan) to which no further Elective Deferrals, Matching Contributions, Company Contributions, Travelers Contributions or Rollover Contributions are currently allocated, but which the Plan Administrator in its discretion maintains as a separate Account to reflect any special vesting schedule applicable to the Account, any special distribution options required or permitted for such Account, and any other special benefits, rights or features pertaining to such Account. Schedule 1 sets forth the Accounts, including Inactive Accounts (and their vesting schedules, special distribution options, and other salient benefits, rights and features) maintained under this Plan from time to time.

      2.32 "Investment Committee" means the committee appointed by the Company pursuant to Section 6.06 to act on behalf of the Company with respect to the investment of Plan assets.

      2.33 "Investment Fund" means each pooled or commingled investment fund or investment arrangement designated or authorized by the Investment Committee pursuant to Section 6.07 from among (i) regulated investment companies registered under the Investment Company Act of 1940; (ii) common trust funds or collective investment funds qualified under Sections 401 and 501 of the Code;
(iii) a discount brokerage account provided by a brokerage firm that is a member of NASD/SIPC designated or authorized by the Investment Committee to provide individually directed accounts for purposes of this Plan; (iv) any other funding vehicle (including, but not limited to, a limited partnership); (v) the Company Stock Fund; (vi) any other fund for the holding of other Employer Stock maintained in connection with an Inactive Account transferred from a Transferor Plan, and (vii) for former participants in the Hourly Plan, guaranteed investment contracts issued by Principal Mutual Life Insurance Company. Solely for the purpose of segregating notes representing loans to a Participant under
Section 7.02, the Trustee and Plan Administrator shall hold such notes as a separate Investment Fund pursuant to Section 7.02(f).

      2.34 "Investment Manager" means a person who has acknowledged in writing that he, she or it is a fiduciary with respect to this Plan and who (i) is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Act"), or (ii) is not registered as an investment adviser under such Act by reason of paragraph (1) of Section 203(A) of such Act but is registered as an investment adviser under the laws of the state in which such person maintains his, her or its principal office and place of business, and who, at the time such person last filed with such state the most recent the registration form required to maintain such person's registration under the laws of such state also filed a copy of such form with the Secretary of Labor, or
(iii) is a bank as defined in the Act, or (iv) is an insurance company qualified to perform investment management or investment advisory services under the laws of more than one state.

      2.35 "Matching Contributions" means the contributions made from time to time by an Employer to the Trustee in accordance with Section 4.02.

      2.36 "Maternity or Paternity Leave" means an absence from work (i) by reason of pregnancy of the individual; (ii) by reason of a birth of a child of the individual; (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Participant shall give the Plan Administrator such timely information as the Plan Administrator may reasonably require to establish that the absence from work is for one of the foregoing reasons and to establish the number of days for which there was such an absence.

      2.37 "Normal Retirement Date" means the date on which the Participant attains age 65.

      2.38 "Participant" means a current or former Eligible Employee participating in the Plan as provided in Article III.

      2.39 "Period of Severance" means the period of time from the earliest of
(i) an Employee's Termination of Employment, or (ii) the first anniversary of an Employee's first absence from work for any reason other than a Termination of Employment, until the date the Employee is credited with an Hour of Service upon reemployment by or return to service with an Employer or a Related Company. However if one of the reasons for an Employee's Termination of Employment or other absence was Maternity or Paternity Leave, the Period of Severance shall not include the first year that would otherwise be included in that Period of Severance.

      2.40 "Plan" means this Chicago Bridge & Iron Savings Plan as set forth in this document and as from time to time amended; including, for periods prior to the Effective Date, the Former Plan.

      2.41 "Plan Administrator" means the person appointed by the Company in accordance with Section 9.01 to serve as the plan administrator within the meaning of Section 414(g) of the Code and as the administrator within the meaning of Section 3(16)(A) of ERISA.

      2.42 "Plan Year" means the calendar year.

      2.43 "QMAC" means the qualified matching contribution made from time to time by an Employer to the Trustee in accordance with Section 4.06

      2.44 "Qualified Military Leave" means an absence due to service in the uniformed services (as defined in chapter 43 of the United States Code) by any Employee provided the

Employee returns to employment with the Company or Related Employer with re-employment rights provided by law.

      2.45 "QNEC" means the qualified non-elective contribution made from time to time by an Employer to the Trustee in accordance with Section 4.06.

      2.46 "Reduction-in-Force Termination" means any permanent Termination of Employment of an Employee initiated by the Company or any Related Company, including any Termination of Employment caused by the sale by the Company or a Related Company of an ownership interest in a Related Company or the assets of a business or business segment, causing the sold Related Company, business or business segment to cease being (or being part of) a Related Company, but excluding:

            (a) any Termination of Employment by Retirement, or by early retirement under any retirement arrangement of an Employer applying to that Employee, elected by the Employee before being given notice of any impending Termination of Employment, or pursuant to an election under any special program of retirement incentive offered by the Company or Related Employer prior to any notice of impending Termination of Employment;

            (b) any Termination of Employment by reason of Disability or death;

            (c) any Authorized Leave of Absence;

            (d) any Termination of Employment for or after "Cause," as "Cause" is defined in the Chicago Bridge & Iron Salaried Employee Severance Pay Plan as from time to time in effect (the "Severance Plan"), whether or not the Severance Plan applies to the Employee;

            (e) any voluntary resignation by the Employee; or

            (f) any event that is not a Termination of Employment as defined in
      Section 2.55.

      2.47 "Related Company" means a corporation, trade, or business however organized (including any limited liability company) during the time that it and an Employer are (i) members of a controlled group of corporations as defined in
Section 414(b) of the Code; (ii) under common control as defined in Section 414(c) of the Code, (iii) members of an affiliated service group as defined in
Section 414(m) of the Code, or (iv) members of a group the members of which are required to be aggregated pursuant to regulations under Section 414(o) of the Code; provided, however, that for purposes of determining applying Section 5.07, the standard of control under Sections 414(b) and 414(c) of the Code (and thus also Company and Related Plans) shall be determined as provided in Section 5.07(e).

      2.48 "Related Plan" means any other defined contribution plan or any defined benefit plan (as defined in Sections 414(i), (j) and (k) of the Code) maintained by an Employer or a Related Company and intended to qualify under
Section 401(a) of the Code, respectively called a "Related Defined Contribution Plan" and "Related Defined Benefit Plan."

      2.49 "Required Distribution Date" means April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70-1/2, or (ii) the calendar year in which the Participant has a Termination of Employment; provided, however, that this clause (ii) shall not apply (A) if the Participant is a five percent (5%) owner (as determined under Code Section 416(i)) of the Employer or a Related Company at any time during the Plan Year ending with or within the calendar year in which he or she attains age 70-1/2, or (B) to a Participant who attained age 70-1/2 before January 1, 1999.

      2.50 "Restricted Account" means an Inactive Account that is subject to the survivor annuity requirements of Section 417 of the Code.

      2.51 "Retirement" means a Termination of Employment on or after the date a Participant (i) has attained age 55 and has completed 10 years of Service, (ii) has completed 30 years of Service, or (iii) has attained his or her Normal Retirement Date.

      2.52 "Rollover Contribution" means a contribution made from time to time by an Eligible Employee to the Trustee in accordance with Section 4.05 of the Plan (i) from a qualified trust as described in Section 402(c) of the Code, or
(ii) from an individual retirement account or individual retirement annuity ("IRA") as described in Section 408(d)(3) of the Code if the sole source of contributions to such IRA was one or more rollover contributions from a qualified trust described in Section 402(c) of the Code. A Rollover Contribution shall include any direct transfer of an eligible rollover distribution described in Section 401(a)(31) of the Code from a qualified trust or from an IRA described in the preceding sentence.

      2.53 "Salary Reduction Agreement" means the properly completed and executed form provided by the Plan Administrator which has been filed by the Participant with the Plan Administrator as provided in Section 4.01.

      2.54 "Service" means the aggregate of all periods of employment of an Employee by an Employer or Related Company (including periods of Authorized Leave of Absence) measured from the date an Employee first performs an Hour of Service upon employment or reemployment to the date of the Employee's Termination of Employment, but excluding any Period of Severance other than an Authorized Leave of Absence; provided, however, that (i) an Employee shall not be credited with more than 12 months of Service with respect to any single period of Authorized Leave of Absence; and (ii) if an Employee who has a Termination of Employment is reemployed by an Employer or a Related Company and performs an Hour of Service before he or she incurs a one-year Period of Severance, such Termination of Employment shall be disregarded and his or her Service shall be treated as continuous through the date he or she resumes employment as an Employee. An Employee shall receive credit for 1/12 of a year of Service for each full or partial calendar month of Service. Service once credited under this Section shall not be disregarded by reason of any subsequent Period of Severance; except that if a Participant has five consecutive one-year Periods of Severance, Service after such five-year period shall not be taken into account for purposes of Section 4.10 in determining the nonforfeitable percentage of his or her Accrued Benefit derived from Employer contributions which accrued before such five-year period. For purposes of determining whether or to what extent a Participant's Accounts transferred from a Transferor Plan are vested and nonforfeitable under Section 4.11, Service of a Participant who was a participant in a Transferor Plan shall include service with the predecessor employer credited for vesting purposes under the Transferor Plan. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Leave shall be provided in accordance with Section 414(u) of the Code, effective as of December 12, 1994.

      2.55 "Termination of Employment" occurs when for any reason ( other than a layoff for lack of work with recall rights) an individual is no longer an Employee of an Employer or any Related Company, except that

            (a) If an individual incurs a layoff for lack of work with recall rights, a Termination of Employment shall occur on the first anniversary of the date of layoff, unless the individual has in the interim been recalled to employment with the Employer or a Related Company.

            (b) A Participant's Elective Deferrals, QNECs, QMACs, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment satisfying the requirements of
      Section 401(k)(10) of the Code and Treasury Regulations and rulings thereunder, all as in effect at the time of such severance from employment, as determined in the sole discretion of the Plan Administrator. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

      2.56 "Transferor Plan" means an employee benefit plan that is qualified under Section 401(a) of the Code and that transfers part or all of its assets and liabilities to, or merges or consolidates into, this Plan in a trust-to-trust transfer described in Section 414 (l) of the Code.

      2.57 "Traveler" means a Field Employee who (i) has worked, within a twenty-six week period, for the Employer or Related Company, in at least two separate physical locations, one of which is no less than 50 miles from either the other or from such Field Employee's permanent residence; (ii) has worked during a minimum of twenty weeks within a twelve-month period at least two separate physical locations no less than 50 miles apart on projects consisting of significant manufacturing, refining or processing plan repairs or renovations (commonly known in the industry as "turnaround contracts") or (iii) has worked as a field superintendent, weld supervisor, safety supervisor, pusher or non-destructive examination supervisor continuously for at least thirty calendar days.

      2.58 "Traveler Contributions" means the contributions for Plan Year's ending on or before December 31, 2000 made from time to time by an Employer to the Trustee in accordance with Section 4.04.

      2.59 "True-Up" Contributions" has the meaning defined for such term in
Section 4.02(d).

      2.60 "Trust" means the trust established under the Trust Agreement by which contributions shall be received, held, invested and distributed to or for the benefit of Participants and Beneficiaries.

      2.61 "Trust Agreement" means the trust agreement dated December 31, 1996, by and between the Company and T. Rowe Price Trust Company, a Maryland limited trust company, as Trustee, and any amendments thereto or successor or supplemental agreements

      2.62 "Trust Fund" means any property, real or personal, received by the Trustee, plus all income and gains and less losses, expenses and distributions chargeable thereto.

      2.63 "Trustee" means the corporation, bank, trust company, individual or individuals who accept appointment as trustee to execute the duties of the Trustee set forth in the Trust Agreement.

      2.64 "Valuation Date" means the last business day of each calendar year and such additional dates as the Plan Administrator shall deem appropriate. The Plan Administrator may designate different additional Valuation Dates for different Investment Funds and for different purposes under the Plan.

                                  Article III

                                  Participation

      3.01 Participation. Each Eligible Employee who was a Participant in the Former Plan immediately before the Effective Date shall continue as a Participant in the Plan from and after the Effective Date. Each other Eligible Employee shall become a Participant on the first day on which he or she is an Eligible Employee.

      3.02 Duration of Participation. An Eligible Employee who becomes a Participant shall continue to be a Participant until the later of (i) his or her Termination of Employment, or (ii) the distribution of his or her entire vested Accrued Benefit from the Plan.

      3.03 Participation Upon Re-Employment. An Employee who has a Termination of Employment, and thereafter resumes employment with an Employer as an Eligible Employee shall again become a Participant immediately upon becoming an Eligible Employee.

      3.04 Participation Forms. A Participant shall not be eligible to make Elective Deferrals (or to receive an allocation of Matching Contributions) until the effective date of his or her Salary Reduction Agreement as determined under
Section 4.01(c). A Participant shall execute and deliver to the Plan Administrator a Beneficiary designation and an investment election, on such form or forms provided or permitted by the Plan Administrator, and in such manner, as the Plan Administrator may prescribe.

                                   Article IV

                            Contributions and Vesting

      4.01 Elective Deferrals.

            (a) General. Each Active Participant may elect to make Elective Deferrals from his or her Compensation by executing and filing an appropriately completed Salary

      Reduction Agreement with the Plan Administrator on such form or forms provided or permitted by the Plan Administrator and in such manner as the Plan Administrator may prescribe. The Salary Reduction Agreement shall specify the percentage of Compensation to be contributed to the Plan as Elective Deferrals. That percentage shall not be more than the maximum percentage for Elective Deferrals prescribed by the Plan Administrator from time to time uniformly applicable to all Participants and effective from and after the date prescribed. The Employer shall reduce each Participant's Compensation by, and contribute to the Trust as Elective Deferrals on behalf of such Participant, the amount (if any) by which such Participant's Compensation has been reduced under such Participant's Salary Reduction Agreement. A Participant's Salary Reduction Agreement shall continue in effect, subject to subsection (e) below, notwithstanding any change in his or her Compensation, until he or she changes or revokes his or her Salary Reduction Agreement.

            (b) Changes of Salary Reduction Agreements. A Participant may change his or her rate of Elective Deferrals by executing and filing a new Salary Reduction Agreement with the Plan Administrator on such form provided or permitted by the Plan Administrator and in such manner as the Plan Administrator may prescribe.

            (c) Effective Date of Salary Reduction Agreement. A Salary Reduction Agreement or a change thereof shall apply solely to Compensation not yet paid or payable as of the date such new or changed Salary Reduction Agreement is filed with the Plan Administrator. Subject to the foregoing requirement, a Salary Reduction Agreement or change thereof shall take effect on the first day of the payroll period as of which the start or change of the Participant's Elective Deferrals is administratively practicable (determined under procedures established by the Plan Administrator) after the Participant has executed and filed an initial or changed Salary Reduction Agreement with the Plan Administrator as provided in subsection (a) or (b) of this Section 4.01.

            (d) Revocations of Salary Reduction Agreements. A Participant may revoke a Salary Reduction Agreement with respect to Compensation not paid or payable as of the date of such revocation by executing and filing a revocation of such Salary Reduction Agreement on such form provided or permitted by the Plan Administrator and in such manner as the Plan Administrator may prescribe. Revocation of a Salary Reduction Agreement shall take effect on the first day of the payroll period as of which implementing the revocation is administratively practicable (determined under procedures established by the Plan Administrator) after the Participant has executed and filed such revocation with the Plan Administrator. A Participant's Salary Reduction Agreement shall become ineffective upon his or her ceasing to be an Active Participant. But the Participant may make a new Salary Reduction Agreement in accordance with subsection (a) upon again becoming an Active Participant.

            (e) Other Reductions and Limitations. Elective Deferrals shall not exceed the lowest maximum amount permitted by Article V. Notwithstanding anything in a Salary Reduction Agreement, the Plan Administrator may reduce the Elective Deferrals and amend the Salary Reduction Agreement of any Participant to prevent a reasonably anticipated violation of the limitations of Section 5.07, and may reduce the Elective

      Deferrals and Salary Reduction Agreement of any Participant who is a Highly Compensated Employee to prevent a reasonably anticipated violation of the limitations of Sections 5.01 or 5.02. If a Participant receives a Hardship distribution pursuant to Section 7.01, his or her Salary Reduction Agreement shall be suspended in accordance with Section 7.01(b)(4). The Plan Administrator may, in its discretion, impose such additional rules, regulations and limitations on the amount of Elective Deferrals that may be elected, including limitations on the amount of Elective Deferrals that an Active Participant may elect for each payroll period to a pro-rata portion of the Dollar Limit, and limitations on the amount of Elective Deferrals that a Highly Compensated Employee may elect, to ensure that the limitations of Article V are not exceeded.

            (f) Time for Contributing Elective Deferrals. For each payroll period during a Plan Year, each Employer shall pay the Elective Deferrals of Participants who are its Employees over to the Trustee as of, or as soon as reasonably possible after, the date such amount would otherwise have been paid to the Participant in cash, but not later than the 15th business day of the month following the month in which such amount would otherwise have been paid to the Participant in cash.

            (g) Allocation of Elective Deferrals. Elective Deferrals shall be allocated to the Employee 401(k) Account of each Participant on whose behalf such Elective Deferrals were made.

      4.02 Matching Contributions.

            (a) General. Subject to Sections 11.01, 11.02 and 11.04, for each Plan Year, each Employer shall contribute on behalf of each Participant employed by the Employer on whose behalf Elective Deferrals are made, an amount equal to one hundred percent (100%) of so much of the Participant's Elective Deferrals for the Plan Year as do not exceed three percent (3%) of the Participant's Compensation for the Plan Year, or such larger or smaller percentages as each Employer may determine uniformly for the Participants who are its Employees. An Employer may change such percentages from time to time during the Plan Year, provided that the Employer may not retroactively decrease the percentages of its Matching Contributions or the percentage of Elective Deferrals subject to Matching Contributions.

            (b) Time for Contributing Matching Contributions. Matching contributions shall be determined and made, on the basis of Elective Deferrals, for each payroll period, subject to the subsection (d) below. However the Employer may pay its Matching Contributions over to the Trustee at any time not later than the due date for the filing of the federal income tax return (including any extensions) of the Employer for the tax year during which occurs the last day of the Plan Year containing the last day of such payroll period.

            (c) Allocation of Matching Contributions. Matching Contributions shall be allocated to the Company Matching Account of each Participant on whose behalf such Matching Contributions were made; provided, however, that effective January 1, 2001, a Participant's Company Matching Account as of December 31, 2000 shall become an

      Inactive Account for pre-2001 Matching Contributions (including accumulated and future earnings thereon), as indicated in Schedule 1, and a new Company Matching Account shall be established for each such Participant as of January 1, 2001.

            (d) True-Up Contributions. As of the last day of each Plan Year, the applicable Matching Contributions formula under subsection (a) shall be applied to the total of the Participant's Elective Deferrals for the Plan Year then ending, and each Employer shall contribute (within the time specified by subsection (b)), on behalf of each Participant on whose behalf Elective Deferrals are made, the amount, if any (the "True-Up Contribution"), by which the total Matching Contributions so required exceed the actual Matching Contributions previously determined on the basis of payroll periods for such Active Participant during the course of the Plan Year. If an Employer has changed its determination of percentages for its matching contribution formula during the Plan Year, the amount of the True-Up Contribution shall be determined separately for each portion of a Plan Year during which a given matching contribution formula was in effect.

      4.03 Company Contributions.

            (a) General. Subject to Sections 11.01, 11.02 and 11.04, for each Plan Year for which the Company elects in its sole discretion for Employers to make a Company Contribution, each Employer shall make a Company Contribution for each Active Participant employed by the Employer (other than, for Plan Years ending on or before December 31, 2000, a Traveler entitled to an allocation of Traveler Contributions pursuant to
      Section 4.04) who is an Employee on the last day of the Plan Year or had a Termination of Employment during the Plan Year by reason of Retirement, Disability, death or a Reduction-in-Force Termination. The Amount of the Company Contribution shall be (i) a percentage, determined by the Company in its discretion and uniformly applicable to all such Active Participants that is not less than five percent (5%), and not more than twelve percent (12%), or such larger or smaller percentage as each Employer may determine in its discretion and make uniformly applicable to all Active Participants employed by it, of (ii) the Compensation of each Active Participant for the portion of the Plan Year during which the Participant is an Active Participant (other than such a Traveler). If an Employer has changed its determination of the percentage of its Company Contribution during the Plan Year, the amount of the Company Contribution shall be determined separately for each portion of a Plan Year during which a given percentage was in effect.

            (b) Time for Company Contributions. For each Plan Year, each Employer shall pay its Company Contributions over to the Trustee not later than the due date for the filing of the federal income tax return (including any extensions) of the Employer for the tax year during which the last day of such Plan Year occurs.

            (c) Allocation of Company Contributions. Company Contributions shall be allocated to the Company Contribution Account of each Active Participant eligible for such allocation under subsection (a) in the same ratio that the eligible Compensation of such Active Participant bears to the total eligible Compensation of all Active Participants.

      4.04 Traveler Contributions.

            (a) Traveler Contributions. Subject to Sections 11.01, 11.02 and 11.04, for each Plan Year ending on or before December 31, 2000, for which the Company elects to make a Company Contribution, each Employer shall contribute for each Active Employee employed by the Employer who is a Traveler an amount equal to (i) one dollar ($1.00) for each Hour of Service performed by a Traveler (as a Traveler) described in clauses (i) or (ii) of Section 2.57, during the Plan Year, and (ii) five percent (5%) of the Compensation of a Traveler (as a Traveler) described in clause
      (iii) of Section 2.57 for the Plan Year.

            (b) Time for Traveler Contributions. Each Employee shall pay over to the Trustee the Traveler Contribution for each Plan Year not later than the due date for the filing of the federal income tax return (including extensions) of the Employer for the tax year during which the last day of such Plan Year occurs.

            (c) Allocation of Traveler Contributions. Traveler Contributions shall be allocated to the Travelers Benefit Account of each Traveler eligible for such allocation under subsection (a) in the amount specified for such Traveler in subsection (a).

      4.05 Rollover Contributions into the Plan. At the request of any Eligible Employee the Plan Administrator shall direct the Trustee to accept a Rollover Contribution on behalf of the Eligible Employee. A Rollover Contribution shall be held in the Prior Plan and Rollovers Account for the Eligible Employee. Each Rollover Contribution shall be made in cash, in notes representing a loan to the Participant from a qualified trust under provisions of such qualified trust similar to Section 7.02, or in property (which may be stock or securities issued by the former employer) acceptable to the Trustee in its sole discretion for purposes of this Plan. Prior to accepting a Rollover Contribution, the Plan Administrator may require that the Eligible Employee who wants to make the Rollover Contribution shall provide evidence reasonably satisfactory to the Plan Administrator that such Contribution qualifies as a Rollover Contribution. Acceptance of a Rollover Contribution shall not in any manner guarantee the result of such contribution under any tax laws; and neither the Company, the Investment Committee, any Employer, the Plan Administrator, the Trustee nor any Investment Manager, shall be responsible for such tax results. If the Plan Administrator determines after any Rollover Contribution that such contribution did not in fact qualify as a Rollover Contribution, the amount of the Rollover Contribution, increased by income and gains and reduced (but not below zero) by losses and expenses, shall be returned to the Eligible Employee.

      4.06 Special Contributions; QNECs and QMACs.

            (a) QNECs and QMACs. For each Plan Year, the Company may elect to have the Company and the other Employers make a special contribution in such amount (if any) as the Company may determine as QNECs and/or QMACs. In any Plan Year in which the Company elects to have such a QNEC or QMAC made, each Employer shall contribute a fractional portion of the QNEC or QMAC in such amount as the Company shall determine to be appropriate in the circumstances.

            (b) Time for QNECs or QMACs. Each Employer shall pay its QNECs or QMACs for a Plan Year over to the Trustee not later than the last day of the following Plan Year; provided, however, that if the Employer intends to deduct such QNEC or QMAC in the tax year in which the last day of the Plan Year for which such QNEC or QMAC was made occurs, the Employer shall pay its QNEC or QMAC over to the Trustee on or before the due date for the filing of the federal income tax return (including any extensions) of the Employer for such tax year.

            (c) Allocation of QNECs or QMACs. As of the last day of each Plan Year, any QNECs or QMACs made to the Plan for the Plan Year shall be allocated to the Employee 401(k) Account of each Designated Participant (as defined below) who is an Active Participant, as determined by the Company in its discretion, in whichever one or more of the following methods as the Company shall determine:

                  (i) Compensation-Based QNEC.

                        (A) Compensation-based QNECs may be allocated to the
                  Employee 401(k) Account of each Designated Participant who has Compensation not in excess of an amount specified by the Company in the ratio that such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

                        (B) Compensation-based QNECs may be allocated to the
                  Employee 401(k) Account of each Designated Participant who has Compensation not in excess of an amount specified by the Company in the ratio that such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

                        (C) A Section 415-based QNEC may be allocated to the
                  Employee 401(k) Account of each Designated Participant in an amount that maximizes each such Participant's annual additions under Code Section 415(c) of the code.

                  (ii) Per Capita-Based QNEC. A per capita-based QNEC may be allocated to the Employee 401(k) Account of each Designated Participant in an amount equal to the total per capita-based QNEC divided by the total number of such Participants for the Plan Year.

                  (iii) Section 401(k)-Based QMAC. A Section 401(k)-based QMAC may be allocated to the Employee 401(k) Account of each Designated Participant in the ratio that the amount of Elective Deferrals made to the Plan for such Plan Year on behalf of such Participant bears to the total amount of Elective Deferrals made to the Plan for such Plan Year on behalf of all such Participants, based on Elective Deferrals up to a specified percentage or dollar amount of Compensation, as determined by the Plan Administration.

            (d) Definition of Designated Participant. With respect to any QNEC or QMAC, a Designated Participant is a Participant who is not a Highly Compensated

      Employee for the Plan Year and who is designated by the Plan Administrator on the basis of any one or more of the following:

                  (i) such Participant's level of Compensation;

                  (ii) such Participant's employment on the last day of the Plan
            Year;

                  (iii) such Participant's completion of a Year of Vesting
            Service;

                  (iv) such Participant's making of a Salary Reduction Agreement
            Election; or

                  (v) such Participant's job classification that satisfies the nondiscriminatory classification test.

      4.07 Crediting of Contributions. Contributions to be allocated to a Participant's Account shall be credited to such Account (and available for Participant direction of investment pursuant to Section 6.08(a) and loans, withdrawals and benefits pursuant to Articles VII and VIII) on or as soon as reasonably practicable (under procedures established or approved by the Plan Administrator) after the contributions (and a reconciliation of the contributions to Participants' Accounts) are actually received by the Trustee from time to time during or after the Plan Year. However, for purposes of determining the Accrued Benefit to which a Participant is entitled, contributions made or to be made for a particular Plan Year but credited under this Section after the last day of such Plan Year shall nevertheless be deemed made and allocated on such last day of such Plan Year.

      4.08 Determination and Amount of Employer Contributions. Subject to the Company's determination of the rate (if any) of Company Contributions pursuant to Section 4.03, the Plan Administrator shall determine the amount of any contribution to be made by the Company and each Employer hereunder. In making such determination, the Plan Administrator shall be entitled to rely upon the estimates of Compensation made by the accounting officers of each respective Employer with respect to the Employees of that Employer. Such determination shall be binding on all Participants, all Employers, and the Trustee. Under no circumstances shall any Participant or Beneficiary have any right to examine the books and records of any Employer.

      4.09 Condition on Company Contributions. All contributions of Elective Deferrals, Matching Contributions, Company Contributions, Traveler Contributions, QNECs or QMACs by the Company or any other Employer under this Plan are hereby expressly conditioned upon their being deductible for federal income tax purposes under Section 404 of the Code; and notwithstanding anything else in the Plan shall not exceed the amount so deductible.

      4.10 Form of Company Contributions. Contributions of the Company or any other Employer under this Plan shall be in the form of cash if they are (i) Elective Deferrals, (ii) Company Contributions to the extent not in excess of 5% of the Compensation of Participants entitled to an allocation of such Company Contributions, or (iii) Traveler Contributions. All other contributions of the Company or any other Employer under this Plan (including that portion of any Company Contributions in excess of 5% of the Compensation of

Participants entitled to an allocation of such Company Contributions) may in the discretion of the Company be made in cash, in Company Stock that is a qualifying employer security (as defined in Section 407(d)(5) of ERISA), or in other property acceptable to the Trustee in its sole discretion.

      4.11 Vesting.

            (a) Vesting Upon Normal Retirement Date, Death or Disability. A Participant's Accrued Benefit shall be fully vested and nonforfeitable if and when the Participant attains his or her Normal Retirement Date, dies or becomes Disabled on or before the date he or she has a Termination of Employment, or incurs a Termination of Employment by reason of a Reduction-In-Force Termination.

            (b) Fully Vested Accounts. A Participant's Accrued Benefit shall be fully vested and nonforfeitable at all times to the extent represented by the balance of his or her Employee 401(k) Account, Travelers Benefit Account, and Rollover Account.

            (c) Other Termination. Except as provided in subsection (a):

                  (1) The vested and nonforfeitable portion of a Participant's
            Accrued Benefit attributable to his or her Company Contribution Account shall be the percentage of such Account determined in accordance with the vesting schedule specified below:

     Years of                             Vested
     Service                            Percentage
--------------------                    ----------
Less than five years                         0%
Five years or more                         100%

                  (2) The vested and nonforfeitable portion of a Participant's
            Accrued Benefit attributable to his or her Company Matching Account (excluding his or her Inactive Account for pre-2001 Matching Contributions) shall be the percentage of such Account determined in accordance with the vesting schedule specified below:

     Years of                             Vested
      Service                           Percentage
---------------------                   ----------
Less than three years                         0%
Three years or more                         100%,

            (d) Inactive Accounts. A Participant's Accrued Benefit shall be fully vested and nonforfeitable at all times to the extent represented by an Inactive Account (including the Participant's Inactive Account for pre-2001 Matching Contributions, if any), other than an Inactive Account that comprises contributions (including matching contributions) made by an employer under a Transferor Plan. The nonforfeitable percentage of an Inactive Account that comprises contributions (including matching contributions) made by an employer under a Transferor Plan shall be determined under the vesting schedule specified in the applicable Transferor Plan for accounts containing such contributions, as shown on
      Schedule 1, taking into account (without duplication) all of the Participant's Years of Service including service with the predecessor employer credited for vesting purposes under the Transferor Plan.

            (e) Forfeitures. If a Participant has a Termination of Employment, then that portion of the Participant's Accrued Benefit which is not vested as of his or her Termination of Employment shall become a Forfeiture as soon as administratively practicable after the earliest of (i) the date on which the balance of the Participant's Accounts is distributed, (ii) the last day of the Plan Year in which the Participant incurs a one year Period of Severance, or (iii) the date of Termination of Employment; provided, however, if the Participant has no vested interest in any Accounts, such portion shall become a Forfeiture on the date of Termination of Employment.

            (f) Return to Employment. If a Participant or a former Participant resumes service with an Employer as an Employee before incurring a Period of Severance lasting five or more years, the amount forfeited under subsection (e) (without adjustment for interest, gains or losses) shall be reinstated to the Participant's or former Participant's Account(s) from which the Forfeiture arose, as soon as administratively practicable after the Participant resumes service with an Employer as an Employee, first out of Forfeitures for the Plan Year in which reemployment occurs, and to the extent that Forfeitures for such Plan Year are not sufficient, out of the Trust Fund as an administrative expense of the Trust. If a former Participant does not resume employment with an Employer before the end of a Period of Severance lasting at least five years, the amounts forfeited under subsection (e) shall not be reinstated.

            (g) Application of Forfeitures. Forfeitures arising pursuant to Sections 4.10(e), 5.01, 5.02(c), or 13.04 during a Plan Year shall be applied first to restore any Forfeitures that are reinstated during the Plan Year pursuant to Sections 4.10(f) or 13.04; second, to correct in such Plan Year any errors in the adjustment of Participants' Accounts pursuant to Section 6.11, third, to the payment of expenses of administering the Plan and the Trust pursuant to Section 6.03, and fourth, toward the payment of Company Contributions. Forfeitures that are applied toward payment of Company Contributions shall be considered to be Company Contributions, shall reduce the amount of Company Contributions otherwise required to be made to the Trust, and shall be allocated in accordance with Section 4.03(c).

      4.12 Catch-Up Deferrals. Effective for Plan Years beginning on or after January 1, 2002, each Participant who is an "Eligible Active Participant" (as defined in subsection (a)) may elect to make Catch-Up Deferrals from his or her Compensation by written election on a Salary Reduction Form filed with the Plan Administrator in such manner as the Plan Administrator may prescribe. The Employer shall reduce each Eligible Active Participant's Compensation by, and contribute to the Trust as Catch-Up Deferrals on behalf of such Participant, the amount (if any) of the Participant's Catch-Up Deferrals. For purposes of this
Section 4.12:

            (a) An "Eligible Active Participant" is a Participant who:

                  (1) will have attained age 50 on or before the last day of the
            Plan Year; and

                  (2) has made Elective Deferrals for the Plan Year that are the maximum Elective Deferrals allowed under the Plan, taking into account the provisions of Article V.

            (b) For each Plan Year, the amount of the Catch-Up Deferrals made on behalf of a Participant who is an Eligible Active Participant shall be equal to the dollar amount or percentage (in increments of 1%) of the Participant's Compensation specified by the Participant for Catch-Up Deferrals on his or her Salary Reduction Form, provided that such Catch-Up Deferrals may not exceed the lesser of the following for a Plan Year:

                  (1) $1,000 for 2002, $2,000 for 2003, $3,000 for 2004, $4,000
            for 2005, $5,000 for 2006, and $5,000 for Plan Years after 2006 as adjusted for cost-of-living increases by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 414(v)(2)(C) of the Code; or

                  (2) The excess of (i) the Participant's Statutory Compensation for the Plan Year as determined under Section 2.13(b) (as applied for purposes of Sections 5.02 and 5.03), over (ii) the Participant's Elective Deferrals for the Plan Year.

            (c) A Participant's initial Catch-Up Deferral election shall be effective for Compensation payable on or after the date on which such election is made and shall remain in effect until changed or revoked. Thereafter, changes in the percentage (solely in increments or decrements of 1%) or dollar amount of Compensation to be deferred or revocation of any such election, may be made by written election on a Salary Reduction Form filed with the Plan Administrator in such manner as the Plan Administrator may prescribe.

            (d) The Catch-Up Deferrals for the Plan Year shall be credited to the Participants' Employee 401(k) Accounts in the amounts of their respective Catch-Up Deferral elections for such Plan Year and shall be fully vested and nonforfeitable.

            (e) Catch-Up Deferrals shall not be subject to any of the limitations under Article V.

            (f) The Plan Administrator may specify rules from time to time governing Catch-Up Deferrals, including, but not limited to, rules regarding the timing, method, and implementation dates of Catch-Up Deferral elections and the return or recharacterization of Catch-Up Deferrals as Elective Deferrals. Such rules shall be in compliance with any applicable guidance issued by the Secretary of the Treasury, and, to the extent deemed advisable by the Plan Administrator in order to comply with such guidance, such rules may override any of the preceding provisions of this Section 4.12.

            (g) Catch-Up Deferrals will be treated as Elective Deferrals for all purposes of this Plan; other than Section 4.02 (relating to Matching Contributions) and Article V

      (relating to Limitations on Contributions); provided, however, that Catch-Up Deferrals recharacterized under subsection (f) as Elective Deferrals will be eligible for Matching Contributions to the extent provided for Elective Deferrals in Section 4.02

                                   ARTICLE V

                          Limitations on Contributions

      5.01 Excess Deferrals. Notwithstanding Section 4.01 or anything in a Participant's Salary Reduction Agreement, the sum for any calendar year of (i) Elective Deferrals of any Participant under this Plan, (ii) any elective deferrals excluded from the Participant's gross income made under a Related Plan, and (iii) the amount of elective deferrals under any other plan if the Participant notifies the Plan Administrator in writing by March 1 of the following calendar year that such other plan exists under which elective deferrals were excluded from the Participant's gross income and the amount of such elective deferrals (excluding in every case Catch-Up Deferrals made under Section 4.12 of this Plan or corresponding provisions authorized by Section 414(v) of the Code of any Related Plan or other plan), shall not exceed the applicable Dollar Limit. The "Dollar Limit" is $11,000 for 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005, $15,000 for 2006, and for years after
2006 is $15,000 as adjusted for cost-of-living increases by the Secretary of the Treasury or his or her delegate pursuant to Sections 402(g)(4) and 415(d) of the Code; increased in each year to the extent applicable in accordance with applicable regulations and rulings under Section 402(g)(7) of the Code. If the sum of such amounts exceeds the Dollar Limit for a calendar year, the Plan Administrator shall, not later than the April 15 following the close of such calendar year, distribute to the Participant all or such portion of the Participant's Elective Deferrals in excess of the Dollar Limit (by first distributing unmatched Elective Deferrals and then matched Elective Deferrals) for such calendar year in an amount equal to the greater of (i) the amount the Plan Administrator determines is necessary to eliminate the excess of the sum of the amount described in clauses (i) and (ii) above over the, including net income and minus any loss allocable to such amount determined in accordance with
Section 5.06, or (ii) the amount requested in writing by the Participant on or before the March 1 following the close of such calendar year. Any Matching Contributions (including any net income and minus any loss allocable thereto determined in accordance with Section 5.06) made with respect to such distributed Elective Deferrals matched Plan Administrator shall be forfeited and allocated in accordance with Section 4.10(f).

      5.02 Excess Contributions: The ADP Test. Notwithstanding Section 4.01 or anything in a Participant's Salary Reduction Agreement, a Participant's Elective Deferrals shall not exceed the amounts permitted under the non-discrimination rules of Section 401(k) of the Code as set forth in this Section.

            (a) Imposition of Limit. Elective Deferrals made with respect to a Highly Compensated Employee for a Plan Year shall not exceed such amount as the Plan Administrator determines is necessary to cause the Average ADP (as defined in subsection (d) below) of Active Participants who are Highly Compensated Employees to not exceed the greater of the following limits (the "Required ADP Test"):

                  (1) General Limit. The Average ADP of the Highly Compensated
            Employees for such Plan Year shall not be more than the Average ADP of all other Active Participants for such Plan Year multiplied by 1.25; or

                  (2) Alternative Limit. The excess of the Average ADP of Highly
            Compensated Employees for such Plan Year over the Average ADP of all other Active Participants for such Plan Year shall not be more than two percentage points, and the Average ADP of the Highly Compensated Employees for such Plan Year shall be not more than the Average ADP of all other Active Participants for such Plan Year multiplied by two.

      If the Plan Administrator so elects by amendment to this Plan, it may apply the limits set forth in paragraphs (1) and (2) of this subsection
      (a) by using the Average ADP of Active Participants (other than Highly Compensated Employees) for the Plan Year preceding the Plan Year for which the determination is made rather than for the current Plan Year; provided that such election may not be changed except as provided by the Secretary of the Treasury.

            (b) Manner of Reduction to Satisfy Limit. To the extent the Plan Administrator determines is necessary to pass the Required ADP Test, Elective Deferrals (and Matching Contributions allocated with respect to Elective Deferrals that are reduced) shall be reduced for Highly Compensated Employees in the following steps:

            STEP 1: The Plan Administrator shall first determine the dollar amount of the reductions which would have to be made to the Elective Deferrals of each Highly Compensated Employee who is an Active Participant for the Plan Year in order for the Average ADP of the Highly Compensated Employees for the Plan Year to satisfy the Required ADP Test. Such amount shall be calculated by first determining the dollar amount by which the Elective Deferrals of Highly Compensated Employees who have the highest Actual Deferral Percentage (as defined in subsection (d)) would have to be reduced until the first to occur of: (i) such Employees' Actual Deferral Percentage would equal the Actual Deferral Percentage of the Highly Compensated Employee or group of Highly Compensated Employees with the next highest Actual Deferral Percentage; or (ii) the Average ADP of all of the Highly Compensated Employees, as recalculated after the reductions made under this Step 1, satisfies the Required ADP Test. Then, unless the recalculated Average ADP of the Highly Compensated Employees satisfies the Required ADP Test, the reduction process shall be repeated by determining the dollar amount of reductions which would have to be made to the Elective Deferrals of the Highly Compensated Employees who, after the prior reductions made in this step 1, would have the highest Actual Deferral Percentage until the first to occur of: (iii) such Employees' Actual Deferral Percentage, after the current and all prior reductions under this Step 1, would equal the Actual Deferral Percentage of the Highly Compensated Employee or group of Highly Compensated Employees with the next highest Actual Deferral Percentage; or (iv) the Average ADP of all of the Highly Compensated Employees, as recalculated after the current and all prior reductions made under this Step 1, satisfies the Required ADP Test. This process is repeated until the Average ADP of all of the Highly Compensated Employees, after all reductions, satisfies the Required ADP Test.

            STEP 2. Next, the Plan Administrator shall determine the total dollar amount of reductions to the Elective Deferrals calculated under Step 1 ("Total Excess Contributions").

            STEP 3. Finally, the Plan Administrator shall reduce the Elective Deferrals of the Highly Compensated Employees with the highest dollar amount of Elective Deferrals by the lesser of the dollar amount which: (i) causes each such Highly Compensated Employee's Elective Deferrals to equal the dollar amount of the Elective Deferrals of the Highly Compensated Employee or group of Highly Compensated Employees with the next highest dollar amount of Elective Deferrals; or (ii) reduces the Highly Compensated Employees' Elective Deferrals by the Total Excess Contributions. Then, unless the total amount of reductions made to Highly Compensated Employees' Elective Deferrals under this Step 3 equals the amount of the Total Excess Contributions, the reduction process shall be repeated by reducing the Elective Deferrals of the group of Highly Compensated Employees with the highest dollar amount of Elective Deferrals, after the prior reductions made in this Step 3, by the lesser of the dollar amount which: (iii) causes each such Highly Compensated Employees' Elective Deferrals, after the current and all prior reductions under this Step 3 to equal the dollar amount of the Elective Deferrals of the Highly Compensated Employees with the next highest dollar amount of Elective Deferrals; or (iv) causes total reductions to equal the Total Excess Contributions. This process is repeated with each successive group of Highly Compensated Employees with the highest dollar amount, after all reductions, of the Elective Deferrals until the total reductions made under this Step 3 is equal to the Total Excess Contributions.

            (c) Distribution of Excess Deferrals. The Plan Administrator shall, not later than the last day of the Plan Year next following the Plan Year in which such amounts are contributed, distribute the Total Excess Contributions (including any income earned and minus any loss allocable to such amounts determined in accordance with Section 5.6) to the Highly Compensated Employees on whose behalf such Elective Deferrals were made. Any Matching Contributions (including any income earned and minus any loss allocable thereto determined in accordance with Section 5.6) made with respect to such distributed Elective Deferrals shall be forfeited and allocated in accordance with Section 4.10(f).

            (d) Average ADP; Actual Deferral Percentage. The "Average ADP" for a specified group of Active Participants for a Plan Year shall be the average of the Actual Deferral Percentages (as defined below) of the members of such group. The "Actual Deferral Percentage" of an Active Participant is the ratio of the amount of Elective Deferrals actually paid over to the Plan on behalf of such Active Participant for such Plan Year divided by the Active Participant's Statutory Compensation for the Plan Year, or, at the discretion of the Plan Administrator to the extent not prohibited by regulations prescribed by the Secretary of the Treasury or his or her delegate, the sum of (i) Elective Deferrals (to the extent not included in the Actual Contribution Percentage under Section 5.03(d)), and
      (ii) any portion on all of the QNECS and QMACS actually paid over to the Plan on behalf of such Active Participant for the Plan Year, divided by the Active Participant's Compensation for the Plan Year.

            (e) Aggregation Rules. The Actual Deferral Percentage for any Active Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals allocated under this Plan and is also eligible to have elective deferrals (within the meaning of Section 401(m)(4)(B) of the Code), qualified matching contributions (within the meaning of Treasury Regulation Section 1.401(k)-1(g)(13)(i)) or qualified nonelective contributions (within the meaning of Treasury Regulation
      Section 1.401(k)-1(g)(13)(ii)), allocated pursuant to a cash or deferred arrangement under one or more Related Plans shall be determined as if such elective deferrals, qualified matching contributions and qualified nonelective contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

            In the event this Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more Related Plans, or if one or more Related Plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentages of Participants as if this Plan and all such Related Plans were a single plan; provided, however, that the Plan and one or more Related Plans may be aggregated in order to satisfy the non-discrimination rules of Section 401(k) of the Code only if such plans have the same plan year.

      5.03 Excess Aggregate Contributions: The ACP Test. Notwithstanding Section 4.2, Matching Contributions shall not exceed the amounts permitted under the non-discrimination rules of Section 401(m) of the Code as set forth in this Section.

            (a) Imposition of Limit. Matching Contributions made on behalf of Highly Compensated Employees for a Plan Year shall not exceed such amount as the Plan Administrator determines is necessary to cause the Average ACP (as defined in subsection (d) below) of Active Participants who are Highly Compensated Employees not to exceed the greater of the following limits (the "Required ACP Test"):

                  (1) General Limit. The Average ACP of the Highly Compensated
            Employees for such Plan Year shall not be more than the Average ACP of all other Active Participants for such Plan Year Multiplied by 1.25; or

                  (2) Alternative Limit. The excess of the Average ACP for
            Highly Compensated Employees for such Plan Year over the Average ACP of all other Active Participants for such Plan Year shall not be more than two percentage points, and the Average ACP of the Highly Compensated Employees for such Plan Year shall not be more than the Average ACP of all other Active Participants for such Plan Year multiplied by two.

      If the Plan Administrator so elects, it may apply the limits set forth in paragraphs (1) and (2) of this subsection (a) by using the Average ACP of all other Active Participants (other than Highly Compensated Employees) for the Plan Year preceding the Plan Year for which the determination is made rather than for the current Plan Year; provided that such election may not be changed except as provided by the Secretary of the Treasury.

            (b) Manner of Reduction to Satisfy Limit. To the extent that the Plan Administrator, after giving effect to any reduction in the amount of Matching Contributions pursuant to Section 5.02(c), determines is necessary to pass the Required ACP Test, Matching Employer Contributions shall be reduced for Highly Compensated Employees in the following steps:

            STEP 1: The Plan Administrator shall first determine the dollar amount of the reductions which would have to be made to the Matching Contributions of each Highly Compensated Employee who is an Active Participant for the Plan Year in order for the Average ACP of the Highly Compensated Employees to satisfy the Required ACP Test. Such amount shall be calculated by first determining the dollar amount by which the Matching Contributions of the Highly Compensated Employees who have the highest Actual Contribution Percentage (as defined in subsection (d)) would have to be reduced until the first to occur of: (i) such Employees' Actual Contribution Percentage would equal the Actual Contribution Percentage of the Highly Compensated Employee or group of Highly Compensated Employees with the next highest Actual Contribution Percentage; or (ii) the Average ACP of all of the Highly Compensated Employees, as recalculated after the reductions made under this Step 1, satisfies the Required ACP Test. Then, unless the recalculated Average ACP of the Highly Compensated Employees satisfies the Required ACP Test, the reduction process shall be repeated by determining the dollar amount of reductions which would have to be made to the Matching Contributions of the Highly Compensated Employees who, after the prior reductions made in this Step 1 would have the highest Actual Contribution Percentage until the first to occur of: (iii) such Employees Actual Contribution Percentage, after all the current and prior reductions under this Step 1 would equal the Actual Contribution Percentage of the Highly Compensated Employee or group of Highly Compensated Employees with the next highest Actual Contribution Percentage; or (iv) the Average ACP of all of the Highly Compensated Employees, as recalculated after the current and all prior reductions under this Step 1, satisfies the Required ACP Test. This process is repeated until the Average ACP of all of the Highly Compensated Employees, as recalculated after all reductions made under this Step 1, satisfies the Required ACP Test.

            STEP 2. Next, the Plan Administrator shall determine the total dollar amount of reductions to the Matching Employer Contributions calculated under Step 1 ("Total Excess Aggregate Contributions").

            STEP 3. Finally, the Plan Administrator shall reduce the Matching Employer Contributions of the Highly Compensated Employees with the highest dollar amount of Matching Employer Contributions by the lesser of the dollar amount which: (i) causes each such Highly Compensated Employee's Matching Contributions to equal the dollar amount of the Matching Employer Contributions of the Highly Compensated Employee or group of Highly Compensated Employees with the next highest dollar amount of Matching Contributions; or (ii) reduces the Highly Compensated Employees' Matching Contributions by the Total Excess Aggregate Contributions. Then, unless the total amount of reductions made to Highly Compensated Employees' Matching Employer Contributions under this Step 3 equals the amount of Total Excess Aggregate Contributions, the reduction process shall be repeated by reducing the Matching Contributions of the group of Highly Compensated Employees with the highest dollar amount of Matching Employer Contributions, after the prior reductions made in this Step 3, by the lesser of the dollar amount which: (iii) causes each such Highly Compensated Employee's Matching Contributions, after the current and cell prior reductions under this Step 3, to equal the dollar amount of the Matching Contributions of Highly Compensated Employees with the next highest dollar amount of Matching Contributions; or (iv) causes total reductions to equal the Total Excess Aggregate Contributions. This process is repeated with each successive group of Highly Compensated Employees with the highest dollar amount, after all reductions, of the Matching Contributions until the total reductions made under this Step 3 is equal to the Total Excess Aggregate Contributions.

            (c) Distribution of Excess Contributions. The Plan Administrator shall, not later than the last day of the Plan Year next following the Plan Year in which such amounts are contributed, distribute the Total Excess Aggregate Contributions (including any income earned and minus any loss allocable to such amounts determined in accordance with Section 5.06), to the Highly Compensated Employees on whose behalf such Matching Contributions were made.

            (d) Average ACP; Actual Contribution Percentage. The "Average ACP" for a specified group of Active Participants for a Plan Year shall be the average of the Actual Contribution Percentages (as defined below) of the members of such group. The "Actual Contribution Percentage" of an Active Participant is the ratio of the amount of Matching Employer Contributions actually paid over to the Plan on behalf of such Active Participant for such Plan Year divided by the Active Participant's Statutory Compensation for the Plan Year, or at the discretion of the Plan Administrator to the extent not prohibited by regulations prescribed by the Secretary of Treasury or his or her delegate, the sum of (i) Matching Contributions (and QMACs to the extent not included in the Actual Deferral Percentage under Section 5.02(d)), and (ii) any portion or all of the Elective Deferrals or QNECs (to the extent not included in the Actual Deferral Percentage under Section 5.02(d)) actually paid over to the Plan on behalf of such Active Participant for the Plan Year, divided by the Active Participant's Statutory Compensation during the Plan Year.

            (e) Aggregation Rules. The Actual Contribution Percentage for any Active Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Matching Contributions allocated under this Plan and is also eligible to make employee nondeductible contributions or to have matching contributions (within the meaning of Section 401(m)(4)(A) of the Code) allocated under one or more Related Plans shall be determined as if the total of such Matching Employer Contributions, employee nondeductible contributions, and matching contributions were made under a single arrangement.

            In the event that this Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more Related Plans, or if one or more Related Plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Actual Contribution Percentages of Participants as if this Plan and all such Related Plans were a single plan; provided, however, that the Plan and one or more Related Plans may be aggregated in order to satisfy the non-discrimination requirements of Section 401(m) of the Code only if such plans have the same plan year.

      5.04 [RESERVED]

      5.05 Order of Application of Limitations. Section 5.01 shall be first applied to contributions under the Plan; second, Section 5.02 shall be applied to contributions under the Plan; third, Section 5.03 shall be applied to contributions under the Plan; and last, Section 5.04 shall be applied to contributions under the Plan. Section 5.07 shall be applied to contributions under the Plan without regard to Sections 5.01, 5.02 or 5.03.

      5.06 Allocation of Income or Loss. Any income or loss attributable to contributions distributed pursuant to Sections 5.01, 5.02 or 5.03 shall be distributed or forfeited, as applicable. Such distributable income or loss shall be determined as follows:

            (a) Income or Loss for Plan Year. The Plan Administrator shall compute income or loss attributable to distributed contributions for a completed Plan Year using any reasonable method permitted under Treasury Regulations Sections 1.401(k)-1(f)(4)(ii), 1.401(m)-1(e)(3)(ii) and
      1.402(g)-1(e)(5), as applicable; provided that the method does not violate
      Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

            (b) Income or Loss for Period Between End of Plan Year and Distribution. The Plan Administrator shall compute income or loss attributable to distributed contributions for the period between the end of the Plan Year and the date of distribution (the "Gap Period") using any reasonable method permitted under Treasury Regulations Sections 1.401(k)-1(f)(4)(ii), 1.401(m)-1(e)(3)(ii) and 1.402(g)-1(e)(5), as
      applicable; provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Gap Period, and is used by the Plan for allocating income to Participants' Accounts.

      5.07 Section 415 Limitation on Contributions.

            (a) Limitations on Contributions. Notwithstanding any provisions of this Plan to the contrary, a Participant's Annual Additions (as defined in subsection (b)(1) below) for any Plan Year shall not exceed his or her Maximum Annual Additions (as defined in subsection (b)(2) below) for the Plan Year. If a Participant's Annual Additions exceed his or her Maximum Annual Additions, the Participant's Annual Additions for the Plan Year shall be reduced according to subsection (c) below by the amount necessary to eliminate such excess (the "Annual Excess").

            (b) Definitions.

                  (1) "Annual Additions" of a Participant for a Plan Year means the sum of the following:

                        (A) Elective Deferrals, Matching Contributions, Company
                  Contributions, Travelers Benefits, QNECs, QMACs, and Minimum Top Heavy Employer Contributions (if any, as determined under
                  Article XII) and any Forfeitures thereof, allocated for the Plan Year.

                        (B) All employer contributions, non-deductible employee
                  contributions and forfeitures for such Plan Year allocated to such Participant's accounts for such Plan Year under any Related Defined Contribution Plan,

                        (C) contributions allocated to any individual medical
                  account (as defined in Code Section 401(h)) established for the Participant which is part of a Related Defined Benefit Plan as provided in Code Section 415(l) and any amount attributable to post-retirement medical benefits allocated to an account established under Code Section 419A(d)(1) for the Participant; provided, however, that the limitation in Section
                  (b)(2)(A) below shall not apply to any amounts treated as an Annual Addition under this subsection (b)(1)(C).

            A Participant's Annual Additions shall include amounts described in this subsection (b)(1) that are determined to be excess contributions as defined in Section 401(k)(8)(B) of the Code, excess aggregate contributions as defined in Section 401(m)(6)(B) of the Code, and excess deferrals as described in Section 402(g) of the Code, regardless of whether such amounts are distributed or forfeited. Rollover Contributions and trust-to-trust transfers shall not be included as part of a Participant's Annual Additions. The Annual Additions for any Plan Year beginning before January 1, 1987 shall not be recomputed to treat all non-deductible employee contributions as Annual Additions.

                  (2) "Maximum Annual Additions" of a Participant for a Plan
            Year means the lesser of (A) or (B) below:

                        (A) Percentage Limitation. 100% of the Participant's
                  Statutory Compensation during the Plan Year; or

                        (B) Dollar Limitation. $40,000 (in 2002, as adjusted for
                  cost-of-living increases in accordance with regulations prescribed by the Secretary of the Treasury or his or her delegate pursuant to the provisions of Section 415(d) of the
                  Code).

            (c) Elimination of Annual Excess. If a Participant has an Annual Excess for a Plan Year, such excess shall not be allocated to the Participant's Accounts but shall be eliminated as follows:

                  (1) Unmatched Elective Deferrals Participant Contributions.
            The Participant's unmatched Elective Deferrals for the Plan Year shall be reduced to the extent necessary to eliminate the Annual Excess.

                  (2) Matched Elective Deferrals and Related Matching
            Contributions. If any Annual Excess remains, the Participant's matched Elective Deferrals and the related Matching Contributions for the Plan Year shall be reduced in proportionate amounts to the extent necessary to eliminate the Annual Excess.

                  (3) Company Contributions. If any Annual Excess remains, the
            Company Contributions for the Plan Year shall be reduced to the extent necessary to eliminate the Annual Excess.

                  (4) QNECs or QMACs. If any Annual Excess remains, the
            Participant's QNECs or QMACs for the Plan Year shall be reduced to the extent necessary to eliminate the Annual Excess.

            Any Elective Deferrals reduced or eliminated under this Section shall be distributed to the Participant. Any allocations of Matching Contributions, Company Contributions, QNECs or QMACs reduced or eliminated under this Section shall be held, subject to the limits of this Section, in a suspense account and applied to reduce the Matching Contributions, Company Contributions, QNECs and QMACs for the next succeeding Plan Year of the Employer of the Participant with respect to which such reductions have occurred. On Plan termination any amounts held in a suspense account which may not be allocated to Participants in the Plan Year of the termination under this Section shall be returned to the Employers in such proportions as shall be determined by the Plan Administrator.

            (d) Combined Limitations. Effective for Plan Years beginning before January 1, 2000, if a Participant participates or has participated in any Related Defined Benefit Plan, the sum of the Defined Benefit Plan Fraction (as defined in Section 415(e)(2) of the Code) and the Defined Contribution Plan Fraction (as defined in Section 415(e)(3) of the Code) for such Participant shall not exceed 1.0 (called the "Combined Fraction"). If the Combined Fraction of such Participant exceeds 1.0 for any Plan Year commencing prior to January 1, 2000, the Participant's Defined Benefit Plan Fraction shall be reduced (a) first, by limiting the Participant's annual benefits payable from the Related Defined Benefit Plan in which he participates to the extent provided therein and (b) second, by reducing the Participant's Annual Additions to the extent necessary to reduce the Combined Fraction of such Participant to 1.0.

            (e) Standard of Control. For purposes of this Section 5.07, the standard of control for determining a Related Company under Sections 414(b) and 414(c) of the Code (and thus also Related Plans) shall be deemed to be "more than 50%" rather than "at least 80%."

                                   ARTICLE VI

                             Trustee and Trust Fund

      6.01 Trust Agreement. The Company and the Trustee have entered into a Trust Agreement which provides for the investment of the assets of the Plan and administration of the Trust Fund. The Trust Agreement, as from time to time amended, shall continue in force and shall be deemed to form a part of the Plan and any and all rights or benefits which may accrue to any person under the Plan are subject to all the terms and provisions of the Trust Agreement.

      6.02 Selection of Trustee. The Company shall select and may remove the Trustee and the Trustee may resign in accordance with the Trust Agreement. The resignation or removal of a Trustee and the appointment of a successor Trustee and the approval of his, her or its accounts shall be accomplished in the manner provided in the Trust Agreement.

      6.03 Plan and Trust Expenses. All expenses incurred by the Trustee or the Plan Administrator in the administration of the Plan and the Trust (including compensation of the Trustee, accountants, attorneys and other persons who render advice or services to the Plan or Trust, if any) shall be paid by the Trust except to the extent paid by the Company. Expenses uniquely attributable to the Accounts of a particular Participant (and not paid by the Company), including but not limited to expenses of a discount brokerage account, shall, to the extent permitted by law, be charged to such Account and shall not be treated as a general Trust expense chargeable to the Accounts of all Participants. Expenses uniquely attributable to a particular Investment Fund (and not paid by the Company) shall be charged to such Investment Fund and shall not be treated as a general expense chargeable to the Accounts of all Participants.

      6.04 Trust Fund. The Trust under this Plan shall be a separate entity aside and apart from Employers or their assets. All Elective Deferrals, Matching Contributions, Company Contributions, Traveler Contributions and Rollover Contributions to the Plan shall be paid into the Trust, and all benefits payable under the Plan shall be paid from the Trust. An Employer shall have no rights or claims of any nature in or to the assets of the Trust Fund except (1) the right of the Company to require the Trustee to hold, use, apply and pay such assets held by the Trustee, in accordance with the directions of the Plan Administrator, for the exclusive benefit of the Participants and their Beneficiaries, and (2) the Employers' rights of reversion as provided in Sections 5.07 and 6.11. The Trust, and the corpus and income thereof, shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Employer.

      6.05 Separate Accounts. The Plan Administrator shall maintain separate Accounts for each Participant as described in Section 2.01 hereof. Contributions shall be credited to Participant's Accounts in accordance with Section 4.06. Withdrawals and distributions shall be charged to a Participant's Accounts on the Valuation Date coinciding with or next preceding the date such withdrawal or distribution is made from the Participant's Accounts. Earnings, gains and losses shall be credited or charged to a Participant's Accounts on the Valuation Date coinciding with or next following the date such amounts are actually credited or charged by the Investment Fund in which such Participant's Accounts are invested. Expenses shall be charged to a Participant's Accounts on the Valuation Date coinciding with or next preceding the date such expenses are actually paid by the Investment Fund in which such Participant's Accounts are invested.

      6.06 Investment Committee. The Company shall appoint an Investment Committee composed of one (1) or more persons who are officers, directors or employees of the Company or a Related Company to select Investment Funds, to appoint and remove any Investment Manager, to engage consultants, to formulate an investment policy, to monitor the performance of Investment Funds and Investment Managers, and to perform such other functions with respect to the investment of the assets of the Plan as the Company may direct. Each member of the Committee shall serve until death, resignation, removal, or until he or she ceases to be an officer, director or employee of any of the Company and any Related Company. Any member of the Committee may resign upon fifteen (15) days written notice to the Company. The Company may remove any member of the Committee upon fifteen (15) days written notice to such member and all other members of the Committee. If a vacancy occurs in the membership of the Committee the Company may (and if there would otherwise be no members of the Committee, shall) appoint a successor member of the Committee who shall have the same powers and duties as those conferred upon his or her predecessor(s). The Company shall advise the Trustee, any Investment Manager and the Plan Administrator of the membership of the Committee and of any change therein; and the Trustee, any Investment Manager and the Plan Administrator shall be protected in reliance on any such notice. The Committee shall act at a meeting, or in writing without a meeting, by the vote or concurrence of a majority of its members; provided, however, that no member of the Committee who is a Participant shall take part in any action having particular reference to his or her own benefits hereunder. All written directions by the Committee may be made over the signatures of a majority or its members and all persons shall be protected in relying on such written directions.

      6.07 Investment Funds. The assets of the Trust Fund shall be invested in the Investment Funds authorized by the Investment Committee for the investment of Participants' Accounts. The Investment Committee may, from time to time, authorize additional Investment Funds with such investment characteristics, as it deems appropriate. The Investment Committee may also terminate the use of any Investment Fund by this Plan as it deems appropriate. The Trustee, Investment Manager, or the manager of any Investment Fund, may modify the investment characteristics of any Investment Fund as it deems appropriate. The designation, modification or termination of any Investment Fund shall be reflected in the records of the Plan and shall be communicated promptly to the Plan Administrator. Subject to the provisions of Section 6.08, up to 100% of a Participant's Accounts may be invested in the Company Stock Fund.

      In order to maintain appropriate or adequate liquidity and pending or pursuant to investment directions, the Trustee, Investment Manager or the manager of any Investment Fund is authorized to hold such portions of each of the Investment Funds as it deems necessary in cash or liquid short-term cash equivalent investments or securities (including, but not limited to, United States government treasury bills, commercial paper, and savings accounts and certificates of deposit, and common or commingled trust funds invested in such securities).

      6.08 Investment of Participants' Accounts.

            (a) In General. Except as provided in subsections (b) or (c) below, a Participant may direct the investment of his or her Accounts among the Investment Funds in accordance with such rules and procedures as the Plan Administrator may establish or adopt. A Participant's investment election made pursuant to this Section shall continue in effect, notwithstanding any change in the amount of contributions to the Plan, until such Participant shall change his or her investment election in accordance with such rules and procedures. If for any reason contributions are allocated to an Account of a Participant who has not given such direction, such Account shall be invested in the T. Rowe Price Prime Reserve Fund (or if that is not an available Investment Fund, then in such available Investment Fund as has the most similar investment characteristics). Notwithstanding any provision in this Section to this contrary, the Plan Administrator, the Trustee or the manager of any Investment Fund may issue rules and regulations imposing such restrictions and limitations on the investment of contributions in, and transfers of Account balances among, the Investment Funds as it deems appropriate from time to time, consistent with the investment objectives of the respective Investment Funds.

            (b) Company Stock. Notwithstanding the foregoing, if the Company in its sole discretion makes Company Contributions or Matching Contributions in part or in whole in the form of Company Stock, such Company Stock shall be held in the Company Stock Fund and shall not be subject to a Participant's or Beneficiary's direction of investment. A Participant may, in accordance with such rules and procedures as the Plan Administrator may establish or adopt, direct the investment of Elective Deferrals, Matching Contributions, Company Contributions and Rollover Contributions into the Company Stock Fund. A Participant may not elect to transfer into the Company Stock Fund any portion of his or her Accounts that are invested in another investment Fund. Moreover, a Participant may elect to transfer all or a portion of his or her Accounts that are invested in the Company Stock Fund (other than the portion that is restricted under this subsection) into another Investment Fund in accordance with such rules and procedures as the Plan Administrator may establish or adopt. The Plan Administrator shall maintain appropriate accounts or subaccounts to reflect the portion of any Participants' or Beneficiary's Accounts' investment in the Company Stock Fund which is restricted under this subsection and the portion which is unrestricted. Cash dividends and other cash distributions received with respect to the portion of a Participant's or Beneficiary's Accounts invested in the Company Stock Fund shall be retained in the Company Stock Fund and reinvested in Company Stock.

            (c) Other Employer Stock. If a Participant has an Inactive Account invested in Employer Stock other than Company Stock, he or she may, in accordance with such procedures as the Plan Administrator may establish or adopt, elect to transfer all or a portion of such Account into another Investment Fund. A Participant may not elect to transfer into Employer Stock any portion of his or her Accounts that are invested in another Investment Fund, nor to direct the investment of Elective Deferrals, Matching Contributions, Company Contributions or Rollover Contributions into Employer Stock, other than Company Stock as provided by subsection
      (c).

            (d) GICs. Accounts of former participants in the Hourly Plan invested in guaranteed investment contracts ("GICs") issued by the Principal Mutual Life Insurance Company as of the Effective Date shall remain invested in such GICs until the GIC matures or the Participant (or Beneficiary) elects to transfer part or all of his or her Account balance from such GIC to another Investment Fund. No funds may be transferred into a GIC. Unless otherwise elected by the Participant (or Beneficiary) in accordance with such rules and procedures as the Plan Administrator may establish or adopt, amounts becoming available from maturing GICs will be invested in the T. Rowe Price Prime Reserve Fund (or if that is not an available Investment Fund, then in such available Investment Fund as has the most similar investment characteristics).

            (e) Fiduciary Responsibility. Except as expressly limited by subsections (b) and (c) above, the Participant has sole authority and discretion, fully and completely, to select the Investment Fund(s) for the investment of his or her Accounts. The Participant accepts full and sole responsibility for the success or failure of any selection he or she makes. To the maximum extent permitted by Section 404(c) of ERISA, neither the Trustee, the Company, the Investment Committee, any Investment Manager, the Plan Administrator, any Employer, nor any other person shall be responsible for losses that are the direct and necessary result of investment instructions given by any Participant.

      6.09 Shareholder Rights in Company Stock.

            (a) Participant Directions. Each Participant as a named fiduciary, shall have the right to direct the Trustee as to the manner of voting and the exercise of all other rights which a shareholder of record has (including, but not limited to, the right to sell or retain shares in a public or private tender offer) with respect to shares (and fractional shares) of Company Stock which have been allocated to the Participant's Accounts in the Company Stock Fund and not yet become a Forfeiture under
      Section 4.10(d). Subject to subsection (c) below, the Trustee shall vote or exercise shareholder rights with respect to all shares (and fractional shares) of Company Stock in the Company Stock Fund for which the Trustee received timely directions from Participants in accordance with such Participants' directions. The Trustee shall vote all shares (and fractional shares) of Company Stock in the Company Stock Fund for which the Trustee has not received timely voting instructions in the Trustee's sole discretion. In the event of a tender offer for Company Stock, the Trustee shall determine in its sole discretion whether to tender any shares (or fractional shares) of Company Stock in the Company Stock Fund for which the Trustee does not receive a timely direction from the Participant or Beneficiary as to whether to tender such shares (and fractional shares).

            (b) Confidentiality. The Trustee shall solicit the directions of Participants in accordance with Section 6.09(a) and shall follow such directions by delivering aggregate votes to the Company or otherwise implementing such directions in any convenient manner that preserves the confidentiality of the votes or other directions of individual Participants, except to the extent necessary to comply with applicable federal laws or state laws that are not preempted by ERISA. Any designee of the Trustee who assists in the solicitation or tabulation of the directions of Participants shall certify in writing that he, she or it will maintain the confidentiality of all directions given.

            (c) Fiduciary Override. Notwithstanding the foregoing, in the event that the Trustee determines that the manner of voting and the exercise of other shareholder rights with respect to shares of Company Stock held in the Company Stock Fund is not proper or is contrary to the provisions of ERISA (including, without limitation, the fiduciary responsibility requirements of Section 404 of ERISA), the Trustee shall disregard such direction and assume responsibility for the voting or exercise of other shareholder rights with respect to such shares of Company Stock held in the Company Stock Fund.

      6.10 Trust Income. As of each Valuation Date, the fair market value of the Trust and of each Investment Fund shall be determined (other than the value of GICs, which shall be as determined by Principal Mutual Life Insurance Company) and recorded by the Trustee. The Trustee's (or Principal Mutual Life Insurance Company's) determination of fair market value shall be final and conclusive on all persons. As of each Valuation Date, the Trustee shall determine the net income, gains or losses of the Trust Fund and of each separate Investment Fund since the preceding Valuation Date. The net income, gains or losses thus derived from the Trust shall be accumulated and shall from time to time be invested as a part of the Trust Fund. The Trustee shall proportionately allocate the net income, gains or losses of each Investment Fund among (a) the Participants' Accounts and (b) the suspense account maintained under Section 5.07(c) for unallocated Employer contributions, all as valued as of the preceding Valuation Date (reduced by any distributions therefrom since the preceding Valuation Date) by crediting (or charging) each such Account by an amount equal to the net income, gains or losses of each Investment Fund multiplied by a fraction, the numerator of which is the balance of such Account invested in such Investment Fund as of the preceding Valuation Date (reduced by any distributions therefrom since the preceding Valuation Date) and the denominator of which is the total value of all Accounts invested in such Investment Fund as of the preceding Valuation Date (reduced by any distributions therefrom since the preceding Valuation Date). Not later than 90 days after the last day of the Plan Year (or after such additional date or dates as the Plan Administrator in its discretion may request), the Trustee shall provide the Plan Administrator and the Investment Committee with a written report detailing the fair market value of the Trust and of each Investment Fund as of the last day of the Plan Year (or as of such other date or dates as the Plan Administrator in its discretion may request).

      6.11 Correction of Error. In the event of an error in the administration or the Plan or otherwise in maintaining a Participant's Accounts that is not otherwise corrected in accordance with Sections 5.01, 5.02(c), 5.03(c) or 5.07(c), the Company may in its sole discretion elect for one or more Employers to contribute such amount as it shall determine is necessary and appropriate to correct the error. Unless the Company so elects, the Plan Administrator, in its sole discretion, may correct such error by either (i) in the case of an error resulting in reducing a Participant's Account balance, allocating Forfeitures for the Plan Year to such Participant's Accounts in such amount as he shall determine to be needed to correct the error, or (ii) crediting or charging the adjustment required to make such correction to or against income or as an expense of the Trust for the Plan Year in which the correction is made. Except as provided in this Section, the Accounts of other Participants shall not be readjusted on account of such error.

      6.12 Right of the Employers to Trust Assets. Except as provided in Section 5.07(c) and subject to (a) and (b) below, the Employers shall have no right or claims to the Trust Fund except the right to require the Trustee to hold, use, apply, and pay such assets in its possession in accordance with the Plan for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Plan and Trust.

            (a) Return of Contributions Where Deduction is Disallowed. If, and to the extent that, a deduction for Elective Deferrals, Matching Contributions, Company Contributions, Traveler Contributions, QNECs or QMACs is disallowed under Section 404 of the Code, Elective Deferrals conditioned on deductibility will be distributed to the appropriate Participant and Matching Contributions, Company Contributions, Traveler Contributions, QNECs and QMACs conditioned upon deductibility will be returned to the appropriate Employer (as determined by the Plan Administrator) within one year after the disallowance of the deduction.

            (b) Return of Contributions Made Through Mistake of Fact. If, and to the extent that, a contribution of Elective Deferrals, Matching Contributions, Company Contributions Traveler Contributions, QNECs or QMACs is made through mistake of fact, Elective Deferrals will be distributed to the appropriate Participant and Matching Contributions, Company Contributions, Travelers Contributions, QNECs and QMACs will be returned to the appropriate Employer (as determined by the Plan Administrator) within one year of the payment of the contribution.

                                  ARTICLE VII

                              Loans and Withdrawals

      7.01 Participant Withdrawals. A Participant may, in accordance with this Section, withdraw all or a portion of his or her Accounts pursuant to Subsection
(a), (b) or (c); provided, however, that the amount withdrawn pursuant to this
Section 7.01 shall not be greater than the amount of the Participant's vested Accrued Benefit available for withdrawal under this Section. Withdrawals shall be made pro rata from each Investment Fund in which the Account or Accounts from which the withdrawal is paid are invested.

            (a) In-Service Withdrawals from Rollover Account and Certain Prior Plan Accounts. A Participant may withdraw, in accordance with Section 7.03, for any reason, all or any portion of his or her Rollover Account and, subject to the restrictions imposed by Appendix A and Schedule 1, any other Inactive Account comprising Rollover Contributions or after-tax employee contributions made under this Plan or a Transferor Plan.

            (b) Age 59-1/2 Withdrawals. A Participant who has attained age 59-1/2 may withdraw, in accordance with Section 7.03, for any reason, all or any part of all of his or her Vested Accrued Benefits in any or all of his or her Accounts, other than an Account arising under a Transferor Plan that was subject to Section 412 of the Code.

            (c) Hardship Withdrawal. A Participant may withdraw, in accordance with Section 7.03, for reasons of Hardship, that portion of his or her Employee 401(k) Account excluding any income or gain credited to his or her Employee 401(k) Account for any period after December 31, 1988; subject to the following requirements:

                  (1) Maximum Amount. The maximum amount available for a
            Hardship withdrawal is 50% of the sum of (i) the balance of the Participant's Employee 401(k) Account as of December 31, 1988, plus
            (ii) the dollar amount of Elective Deferrals made after December 31, 1988, minus (iii) previous Hardship withdrawals of Elective Deferrals or of income or gain thereon.

                  (2) Necessary to Satisfy Immediate and Heavy Financial Need.
            The amount of the withdrawal on account of Hardship shall not exceed the amount necessary to satisfy the Participant's immediate and heavy financial need arising by reason of a Hardship, including the amount needed to pay any federal, state and local income taxes and penalties reasonably expected to be incurred by reason of the withdrawal;

                  (3) Exhaustion of Other Sources of Funds. The Participant must have obtained all distributions and withdrawals other than Hardship distributions or withdrawals, and all non-taxable loans currently available under the Plan and all Related Plans and the Participant must have exercised all options to acquire Company Stock granted under an equity incentive or any similar plan maintained by an Employer or any Related Company if such options are currently exercisable and if the fair market value of Company Stock exceeds the exercise price of the option;

                  (4) Twelve Month Suspension of Elective Deferrals. The
            Participant's Elective Deferrals under the Plan, and voluntary participant contribution and elective deferrals under all other qualified and nonqualified plans of deferred compensation (including equity incentive or any similar plans, and cash or deferred arrangements which are part of a cafeteria plan within the meaning of Section 125 of the Code but excluding health or welfare benefits and flexible spending arrangements that are part of a cafeteria plan) maintained by an Employer or a Related Company, shall be suspended for a period of six (6) months following the receipt of the Hardship withdrawal; and

                  (5) Limitation on Elective Deferrals in the Year Following the
            Hardship Withdrawal. The Elective Deferrals under the Plan and elective deferrals (as defined in Section 402(g) of the Code) under any Related Plan for the Participant's taxable years immediately following the taxable year of the Hardship withdrawal shall not exceed the maximum amount described in Section 5.01 for such next taxable year less the amount of such Participant's Elective Deferrals under the Plan and elective deferrals under any Related Plan for the taxable year of the Hardship withdrawal.

      7.02 Participant Loans. Upon proper application of a Participant for any reason, the Plan Administrator shall grant a loan to such Participant on such terms and conditions, consistent with this Section, as the Plan Administrator shall determine.

            (a) Loan Amount. The maximum loan amount, when added to all outstanding amounts loaned to the Participant from the Plan and all Related Plans shall not exceed the least of:

                  (1) $50,000, reduced by the excess (if any) of:

                        (A) the Participant's highest outstanding balance of
                  loans from the Plan and all Related Plans during the one-year period ending on the day before the date on which such loan is made, over

                        (B) the Participant's outstanding balance of loans from
                  the Plan and all Related Plans on the date on which such loan is made;

                  (2) 50% of the Participant's vested Accrued Benefit valued as of the most recent Valuation Date for which a valuation has been completed preceding the date of disbursement of the loan.

The minimum loan amount shall be one thousand dollars ($1,000). No loan shall be available to a Participant unless the maximum loan available under this subsection (a) exceeds one thousand dollars ($1,000). A Participant may not have more than one loan from the Plan outstanding at any time.

      (b) Loan Terms. Any loan made under this Section 7.02 shall, by its terms, be required to be repaid within five (5) years, unless the loan is used to acquire a dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant, in which case the loan shall, by its terms, be required to be repaid within fifteen
(15) years.

      (c) Level Amortization. All loans, except as provided in the regulations prescribed by the Secretary of the Treasury, shall be amortized over the term of the loan in substantially level payments not less frequently than quarterly. A Participant's loan shall be repaid by means of payroll deduction.

                  (1) Authorized Leave of Absence. Notwithstanding the foregoing provisions of this Section, a Participant's loan payments shall be suspended for a period of up to one year while the Participant is on an unpaid Authorized Leave of Absence (other than a military leave described in clause (2) below); provided that the loan must be repaid within the term specified in subsection (b) and the installments due after the earlier of the Participant's resumption of active service or the first anniversary of the commencement of the Authorized Leave of Absence may not be less than the installments payable immediately prior to the commencement of the Authorized Leave of Absence.

                  (2) Military Leave. Notwithstanding the provisions of
            subsection (b) and (a), a Participant's loan repayments shall be suspended as permitted under Section 414(u)(4) of the Code during periods of absence from employment due to Qualified Military Leave effective as of December 12, 1994.

            (d) Loans Granted on a Reasonably Equivalent Basis. The Plan Administrator may grant such loans and may direct the Trustee to lend Trust Fund assets to such Participant, provided that such loans are available to all Participants on a reasonably equivalent basis, are not made available to Highly Compensated Employees in amounts greater than the amounts made available to other Employees, bear a reasonable rate of interest, and are adequately secured.

            (e) Pledge of Accounts. Any loan made pursuant to this Section 7.02 shall be made pro rata from the Participant's Accounts. If a Participant's Account is invested in more than one Investment Fund at the time of the loan, the loan shall be made pro rata from each Investment Fund (other than the Company Stock Fund) in which the Accounts from which the loan is disbursed are invested, except to the extent an Inactive Account is not available for loans as set forth in Schedule 1. Such loan and any accrued but unpaid interest with respect thereto, shall constitute a first lien upon the interest of such Participant in the Accounts from and to the extent to which the loan is made and, to the extent that the loan may be unpaid at the time the Participant's Accounts become payable, shall be deducted from the amount payable to such Participant or his Beneficiary at the time of distribution of any portion of his or her Accounts. In the event that a Participant fails to repay a loan according to its terms and foreclosure occurs, the Plan may foreclose on the portion of the Participant's Accounts which secure the loan and which would be distributable to the Participant as of the earliest date on which the Participant could elect a distribution or withdrawal pursuant to this Article or Article VII. Such foreclosed amount shall be deemed to be a distribution.

            (f) Loan Earmarked as a Separate Investment for Participant's Accounts. The note representing the loan shall be segregated as a separate Investment Fund held by the Trustee as a separate earmarked investment solely for the account of the Participant. Interest and principal payments on a Participant's loan shall be credited to each of the Participant's Accounts in the ratio that the amount of the loan borrowed from the Account bears to the total amount of the loan borrowed from all of the Participant's Accounts. Interest and principal payments shall be invested in accordance with the Participant's investment election under Section
      6.08 in effect at the time such interest and principal payment is made.

            (g) Spousal Consent. If any part of the loan will be disbursed from a Restricted Account, the Participant must obtain the consent of his or her spouse, if any, to use of his or her Accounts as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledged the effect of the loan and must be witnessed by a notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Accounts are used as security for the renegotiation, extension, renewal or other revision of the loan.

            (h) Loans Subject to Terms and Conditions Imposed by Plan Administration. Any loan made pursuant to this Section, subject to the foregoing requirements, shall be subject to such origination fee and other terms and conditions as the Plan Administrator may in its discretion impose. The Plan Administrator may adopt such non-discriminatory rules and regulations relating to loans to Participants as it may deem appropriate.

      7.03 Request for Distribution. A withdrawal or loan shall be paid only if the Participant or Beneficiary files a written request for a withdrawal with the Plan Administrator on such form as the Plan Administrator shall provide or permit and in accordance with such rules and regulations as the Plan Administrator may prescribe. A withdrawal or loan disbursed to a married participant from a Restricted Account shall require the consent of the participant's spouse in accordance with Appendix A. A withdrawal or loan shall be paid as soon as administratively feasible after the first Valuation Date that after the Plan Administrator receives a valid written request for a withdrawal or loan.

                                  ARTICLE VIII

                                    Benefits

      8.01 Payment of Benefits in General. Subject to the special rules applicable to a Restricted Accounts set forth in Appendix A, a Participant's benefits under this Plan shall be payable in accordance with the provisions of this Article. Except as otherwise specifically provided, the provisions of this Article shall apply to all distributions occurring on or after the Effective Date including distributions to Participants (or to the Beneficiaries of deceased Participants) who had a Termination of Employment prior to the Effective Date.

      8.02 Payment on Termination of Employment. If a Participant has a Termination of Employment, the Participant (or if the Participant has died, his or her Beneficiary) shall be entitled to a distribution of the vested portion of the Participant's Accrued Benefit in such one of the following methods as the Participant (or if the Participant has died and has not elected a form of distribution which precludes his or her Beneficiary from making a subsequent election, the Participant's Beneficiary), may elect by written notice to the Plan Administrator in a form acceptable to the Plan Administrator:

            (a) a single lump sum;

            (b) installments at monthly, quarterly or annual intervals over a period certain not exceeding the life expectancy (as defined in Section 8.06(e)) of the Participant, or if the Participant's Beneficiary is an individual the joint and last survivor life expectancy (as defined in Section 8.06(e)) of the Participant and his or her Beneficiary or the life expectancy of the Beneficiary (if the Beneficiary is receiving the installments) and in compliance with the requirements of Section 8.06.

Notwithstanding the foregoing, if for any reason no election of a form of benefit is on file with the Plan Administrator when payment of the Participant's Accrued Benefit is required under Section 8.03, or if the Participant's vested Accrued Benefit does not exceed $5,000 ($3,500 for the Plan Year 1997), at the time of the Participant's Termination of Employment the Trustee will pay the Participant's vested Accrued Benefit in a single lump sum.

8.03 Time of Payment.

            (a) General. Distribution of a Participant's benefits upon Termination of Employment will normally be available as soon as reasonably practicable after the Valuation Date coinciding or with or next following the Participant's Termination of Employment, but not more than 60 days following the end of the Plan Year in which his or her Termination of Employment occurred. However, except as otherwise provided in this Section, a distribution shall be paid only if and after the Participant or Beneficiary files a written request for a distribution with the Plan Administrator on such form as the Plan Administrator shall provide or permit and in accordance with such rules and regulations as the Plan Administrator may prescribe. The time of any distribution is subject to subsection (b), (c) and (d).

            (b) Consent Requirement. If the Participant's distributable Account balance is more than $5,000 ($3,500 for the Plan Year 1997), and if the Participant is living but has not attained age 65, distribution will not be made before the Participant attains age 65 or dies without the Participant's prior written consent. The Plan Administrator will notify each such terminated Participant of his or her right to give or withhold such consent at least 30 days, but no more than 90 days, before the date distribution is made (if in a lump sum) or begins (if in installments). Such distribution may be made less than 30 days after such notice is given if the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision whether to elect a distribution, and the Participant, after receiving the notice, affirmatively elects a distribution.

            (c) Limitation on Mandatory Deferral. The making (if in a lump sum) or commencement (if in installments) of any distribution shall not be delayed without the consent of the Participant (or Beneficiary) beyond sixty (60) days after the close of the Plan Year in which occurs the latest of (i) the Participant's Termination of Employment, or (ii) the Participant's Normal Retirement Date. The failure of a Participant or Beneficiary to otherwise elect payment in accordance with the provisions of the Plan shall be deemed to be an election to defer the making or commencement of payment of benefits until such Participant files a request in accordance with subsection (a) and (if applicable) a consent in accordance with subsection (b), or until the Required Distribution Date as provided in subsection (d) below.

            (d) Required Distribution Date. Notwithstanding any other provision of this Plan or any Participant election, payment of benefits shall be made (if in a lump sum) or shall commence (if in installments) not later than the Participant's Required Distribution Date, or such later date as the Secretary of the Treasury or his or her delegate shall by applicable regulation, ruling or notice permit. If the payment is made in installments, the installment schedule shall comply with Section 8.06. If the payment is made by reason of the death of the Participant, the schedule shall comply with Section 8.05(d).

      8.04 Lump Sum Payment Without Election. Notwithstanding any other provision of this Article VIII, if a Participant (or the Beneficiary of a deceased Participant) is entitled to a distribution (including distributions with respect to Participants who had a Termination of

Employment prior to January 1, 1997) and if the value of a Participant's vested Accrued Benefit does not exceed $5,000 ($3,500 for the Plan Year 1997), the Plan Administrator shall direct the immediate distribution of such benefit in a single lump sum regardless of any election or consent of the Participant, his or her spouse or other Beneficiary; provided, however, that no cash-out payment under this subsection shall be made after distribution of benefits has begun without the consent of the Participant or (if the Participant has died and his or her surviving spouse is his or her Beneficiary) his or her surviving spouse.

8.05 Payment Upon Death.

            (a) Designated Beneficiary. Each Participant shall designate a Beneficiary to receive payment of that portion, which may be all, of his or her Accrued Benefit that is payable after the Participant's death, on such form as the Plan Administrator shall provide or permit and in accordance with such rules and regulations as the Plan Administrator may prescribe. The Participant may change his or her Beneficiary from time to time by filing a Beneficiary designation in writing with the Plan Administrator. No designation of Beneficiary or change of Beneficiary shall be effective unless and until it is received by the Plan Administrator during the Participant's lifetime and, if applicable, unless and until the consent of the Participant's spouse (in accordance with subsection) is received by the Plan Administrator.

            (b) Default Beneficiary. If a Participant shall fail to file a valid Beneficiary designation, or if all persons designated as the Beneficiary shall have died, (or, in the case of a Beneficiary other than an individual, ceased to exist), or if, after a reasonable search, the Plan Administrator is unable to locate the Participant's Beneficiary within a period of two years following the Participant's death, the Participant's Beneficiary shall be the first of the following in order of precedence:

                  (1)   the Participant's surviving spouse;

                  (2) the Participants then-living descendants, if any, per stirpes;

                  (3) the Participant's then-living parent or parents, equally;

                  (4) the estate of the last to die of the Participant and any designated Beneficiary.

            (c) Spousal Consent. If the Participant is married, his or her designation of a Beneficiary other than his or her surviving spouse will not be valid unless the spouse has consented to such designation of Beneficiary. Such consent shall be:

                  (1)   in a writing acknowledging the effect of the consent;

                  (2) signed by the Participant's spouse and witnessed by a notary public or (if the Plan Administrator is an individual employed by the Company or a Related Employer) the Plan Administrator or an employee of the Company or a Related Employer working under the organizational supervision of the Plan Administrator;

                  (3)   effective only for the spouse who gives the consent;

                  (4) effective only with respect to the specific beneficiary named in the consent unless the spouse voluntarily in such consent expressly permits subsequent elections of Beneficiaries without further spousal consent and acknowledges the spouse's right to limit the consent to a specific Beneficiary; and

                  (5) irrevocable unless and until the Participant revokes his or her designation of Beneficiary.

            However, the consent of a Participant's spouse shall not be required if (i) it is established to the satisfaction of a Plan representative that such consent may not be obtained because there is no spouse, or because the spouse cannot be located, (ii) the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, or (iii) because of such other circumstances as the Secretary of the Treasury may by regulations prescribe. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if the guardian is the Participant, may give consent. To the extent provided in any Qualified Domestic Relations Order (as defined in Section 13.03), the former spouse of a Participant shall be treated as the surviving spouse of such Participant for purposes of providing consent in accordance with this Section 8.05.

            (d) Period of Distribution. Notwithstanding the foregoing Sections of this Article VIII, if a Participant dies and if at the time of his or her death such Participant has not attained his or her Required Distribution Date and installment payments to the Participant have not yet begun under Section 8.02(b) and 8.06, such Participant's vested Accrued Benefit shall be distributed no later than December 31 of the calendar year which contains the fifth anniversary of the Participant's death; except that if the Beneficiary is the Participant's surviving spouse, the Participant's vested Accrued Benefit shall be distributed no later than December 31 of the calendar year in which the Participant would have attained age 70-1/2.

            If the surviving spouse of a Participant who is the Participant's Beneficiary dies before distributions have begun to the surviving spouse under this Section 8.05(d), distributions shall be made in accordance with this Section 8.05(d) as if the surviving spouse were the Participant.

            Notwithstanding the foregoing Sections of this Article VIII, if for any reason any portion of a Participant's vested Accrued Benefit is to be paid after his or her death to a trust or to an estate, the Plan Administrator shall direct the immediate distribution of such benefit in a single lump sum.

            (e) Rights of Beneficiary. The Beneficiary of a Participant who has died shall have the same rights and obligations as the Participant with respect to the portion of the interest of the Participant as to which he or she is the Beneficiary, to direct the investment of Accounts pursuant to Section 6.08 and to direct the Trustee with respect to exercise of rights in Company Stock pursuant to Section 6.09.

      8.06 Minimum Distribution Requirements.

            (a) If a Participant's vested Accrued Benefit is to be distributed in installments, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year (as defined in subsection (e)), shall at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy (as defined in subsection (e)).

            (b) The amount to be distributed each year, beginning with distributions for the first distribution calendar year, shall not be less than the quotient obtained by dividing the Participant's vested Accrued Benefit by the lesser of (i) the applicable life expectancy (as defined in subsection (e) below) as of the distribution calendar year or (ii) if the Participant's spouse is not the Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Prop. Treas. Reg. Section 1.401(a)(9)-2. Distributions after the death of the Participant shall be distributed using the applicable life expectancy as the relevant divisor without regard to Prop. Treas. Reg. Section 1.401(a)(9)-2.

            (c) The minimum distribution required for the Participant's first distribution calendar year shall be made on or before the Participant's Required Distribution Date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's Required Distribution Date occurs, shall be made on or before the December 31 of that distribution calendar year.

            (d) For purposes of this Section, the Participant's vested Accrued Benefit shall be the Participant's vested Account balances as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (the "valuation calendar year") increased by the amount of any vested contributions or Forfeitures allocated to the Participant's Accounts in the valuation calendar year after the relevant Valuation Date and decreased by distributions made in the valuation calendar year after the relevant Valuation Date; provided, however, that, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the Required Distribution Date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

            (e) For purposes of this Section:

                  (1) "Life expectancy" and "joint and last survivor life
            expectancy" means the life expectancy computed using the expected return multiples in Tables V and VI of Treas. Reg. Section 1.72-9. For the purposes of this Article, the life expectancy of a Participant and of his or her spouse and the joint and last survivor life expectancy of the Participant and his or her spouse shall, if so elected by the Participant or his spouse, be redetermined in accordance with such uniform and non-discriminatory rules as the Plan Administration shall establish, but may not be redetermined more frequently than annually. Such election shall be irrevocable as to the Participant or spouse and shall apply to all subsequent years. In the absence of such an election, such life expectancies shall not be redetermined. For purposes of this Article, the life expectancy of a nonspouse Beneficiary shall not be redetermined.

                  (2) "Distribution calendar year" means any calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year shall be the calendar year immediately preceding the calendar year which contains the Participant's Required Distribution Date. For distributions beginning after the Participant's death, the first distribution calendar year shall be the calendar year in which distributions are required to begin as described in Section 8.05(d).

                  (3) "Applicable life expectancy" means the life expectancy (or joint and last survivor life expectancy) calculated using the attained age of the Participant (or Beneficiary) as of the Participant's (or Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy (or joint and last survivor life expectancy) was first calculated. If life expectancy (or joint and last survivor life expectancy) is being redetermined, the applicable life expectancy shall be the life expectancy as so redetermined. The applicable calendar year shall be the first distribution calendar year, and, if life expectancy (or joint and last survivor life expectancy) is being redetermined, such succeeding calendar year.

            (f) With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2001 the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. The amendment contained in this subsection shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

      8.07 Facility of Payment. If a Participant or Beneficiary is (i) declared an incompetent or is a minor, (ii) a conservator, guardian, or other person legally charged with his or her care has been appointed, and (iii) written notice of such incompetency and appointment is filed with the Plan Administrator before distribution of benefits, then any benefits to which such Participant or Beneficiary is entitled shall be payable to such conservator, guardian, or other person legally charged with his or her care. Neither the Company, any Related Employer, the Trustee, the Investment Committee, any Investment Manager, nor the Plan Administrator, shall be under any duty to see to the proper application of such payments made to a Participant, conservator, guardian, or relatives of a Participant.

      8.08 Form of Payment. Each distribution shall be paid in cash (including negotiable check or other cash equivalent), except that a Participant or Beneficiary may elect in accordance with such procedures as the Plan Administrator may establish or adopt to receive that portion of his or her distributable Accounts invested in the Company Stock Fund or in other Employer Stock in the form of whole shares (with cash in lieu of fractional shares) of such Company Stock or other Employer Stock.

      8.09 Direct Rollover to Another Plan. Notwithstanding any provision of this Plan to the contrary, a Participant or other Distributee (as defined below), may elect, at such time and in such manner as prescribed by the Plan Administrator, to have all or any portion of the benefits payable to such Distributee which constitutes an Eligible Rollover Distribution (as defined below) as paid by the Trustee directly to the Eligible Retirement Plan specified by such Distributee. Such election shall be subject to such reasonable administrative requirements as the Plan Administrator may from time to time establish which may include, but shall not be limited to, requirements consistent with Treasury Regulations and other guidance issued by the Internal Revenue Service permitting de minimis requirements for amounts eligible to be rolled over or paid partly to the Participant and partly rolled over. An election may be made pursuant to this Section only after the Distributee has met otherwise applicable requirements for receipt of a distribution under the Plan, including any applicable requirements of Appendix A. As used in this Section, the following terms shall have the following meanings:

                  (1) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 8.06(b); any distribution by reason of Hardship pursuant to Section 7.01(b); and except as provided in the following sentence the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in
            Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable.

                  (2) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distributions. However, in the case of an Eligible Rollover Distribution to a Participant's surviving spouse or surviving former spouse who is a Distributee pursuant to a Qualified Domestic Relations Order (as defined in Section 13.03), an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. For purposes of this Section an Eligible Retirement Plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

                  (3) "Distributee" means a Participant. In addition, a
            Participant's surviving spouse and a former spouse who is the alternate payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of such spouse or former spouse.

                  (4) "Direct Rollover" means a payment by the Plan to the
            Eligible Retirement Plan specified by the Distributee.

      8.10 Deduction of Taxes from Amounts Payable. The Trustee may deduct from any amounts to be distributed under this Plan such amounts as the Trustee, in his, her or its sole discretion, deems proper to protect the Trustee and the Trust against liability for the payment of death, succession, inheritance, income, or other federal, state or local taxes, and out of the money so deducted, the Trustee may discharge any such liability and pay the amount remaining to the Participant or his or her Beneficiary, as the case may be.

                                   ARTICLE IX

                                 Administration

      9.01 Sponsor Rights and Duties. The Company shall have overall responsibility for the administration and operation of the Plan, which the Company shall discharge by the appointment and removal (with or without cause) of the Trustee, the Investment Committee and the Plan Administrator.

      9.02 Plan Administrator Rights and Duties. The Plan Administrator shall administer and enforce the Plan and the Trust in accordance with the terms of the Plan and the Trust Agreement and shall have all powers necessary to accomplish that purpose, including but not by way of limitation, the following, all to be exercised in the sole and absolute discretion of the Plan
Administrator:

            (a) To issue rules, regulations and procedures and prescribe forms necessary for the proper conduct and administration of the Plan and to change, alter, or amend such rules, regulations and procedures and forms;

            (b) To construe the Plan and Trust Agreement;

            (c) To determine all questions arising in the administration of the Plan, including those relating to the eligibility of persons to become Participants; the rights of Participants, former Participants and their Beneficiaries; and Employer contributions,

            (d) To determine and advise the Trustee of the amount and kind of benefits payable to Participants or their Beneficiaries;

            (e) To authorize the Trustee to disburse funds from the Trust Fund in accordance with the provisions of the Plan;

            (f) To employ and compensate such accountants and attorneys (who may but need not be the accountants or attorneys of the Company) and other persons to render advice, and such clerical employees as the Plan Administrator may deem necessary to the performance of his, her or its duties;

            (g) To invest all or a portion of the Trust Fund in loans to Participants and to segregate the notes representing such loan in a separate fund in accordance with Section 7.2;

            (h) To have prepared and furnished to Participants and Beneficiaries all information required under federal law or provisions of this Plan to be furnished to them;

            (i) To have prepared and filed or published with the Department of Labor and the Department of Treasury or other governmental agency all reports and other information required under federal law;

            (i) To make available to Participants upon request, for examination during business hours, such records as pertain exclusively to the examining Participant; and

            (j) To hear, review and determine claims for benefits.

            (k) To delegate his, her or its responsibilities under the Plan to such person or persons as he, she or it may deem advisable;

            (l) To do all other acts and things necessary he, she or it deems in his, her or its sole discretion to be necessary or appropriate for the administration of the Plan.

      9.03 Plan Administrator Bonding and Expenses. The Plan Administrator shall serve without bond (except as otherwise required by federal law) and without compensation for his, her or its service as such; but all expenses incurred in the administration of the Plan and the Trust shall be paid by the Trust pursuant to Section 6.03 except to the extent paid by the Company.

      9.04 Information To Be Supplied by Participants. Participants and Beneficiaries shall provide the Plan Administrator and the Trustee or their delegates with such information, as they shall from time to time determine to be necessary in the discharge of their duties for the administration of the Plan and the Trust. The Plan Administrator and the Trustee may rely conclusively on the information certified to them by a Participant or Beneficiary.

      9.05 Information To Be Supplied by Employers. Employers shall provide the Plan Administrator and the Trustee or their delegates with such information, as they shall from time to time determine to be necessary in the discharge of their duties for the administration of the Plan and the Trust. The Plan Administrator and the Trustee may rely conclusively on the information certified to them by an Employer.

      9.06 Records. The regularly kept records of the Plan Administrator, the Company and the other Employers shall be conclusive evidence of the Service of a Participant, his or her Compensation, his or her age, marital status, status as an Eligible Employee, and all other matters contained in such records applicable to this Plan.

      9.07 Electronic Media. Under procedures authorized or approved by the Plan Administrator, any form for any notice, election, designation, or similar communication required or permitted to be given to or received from a Participant or Beneficiary under this Plan may be made available to such Participant or Beneficiary in an electronic medium (including computer network, e-mail or voice response system) and any such communication to or from a Participant or Beneficiary through such electronic media shall be fully effective under this Plan for such purposes as such procedures shall prescribe; provided, however, that the consent of a spouse under Section 7.02(g), 8.05(c), or Appendix A, shall be effective only if made in a written document. Any record of such communication retrieved from such electronic medium under its normal storage and retrieval parameters shall be effective as a fully authentic executed writing for all purposes of this Plan absent manifest error in the storage or retrieval process.

      9.08 Plan Administrator Decisions Final. The Plan Administrator shall have discretion to determine all matters within his, her or its jurisdictions. The decisions of the Plan Administrator shall be final, binding and conclusive upon the Employers, and the Trustee and upon each Employee, Participant, former Participant, Beneficiary and every other person or party interested or concerned.

                                   ARTICLE X

                                Claims Procedure

      10.01 Initial Claim for Benefits. Except as provided in Section 8.03 for requests for and consents to distribution in certain circumstances, and in Appendix A, no claim shall be required for benefits routinely due to be made or begin under this Plan. Any Participant or Beneficiary (a "Claimant") may submit to the Plan Administrator (or to such other person or persons as may be designated by the Plan Administrator) a claim for benefits not received or received in an improper amount. A claim shall be in writing in such form as is provided or approved by the Plan Administrator. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits, prior to his or her filing a claim for benefits under this Section 10.01 and exhausting his or her rights to review under
Section 10.02.

      When a claim for benefits has been filed properly, the Plan Administrator shall evaluate such claim for benefits and notify the Claimant of its approval or the denial within ninety (90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, the Plan administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety (90) day period. The notice shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred and eighty (180) days after the date on which the claim was filed). The Plan Administrator shall give the Claimant written notice whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Plan Administrator shall give the Claimant written notice which shall contain (1) the specific reasons for the denial, (2) references to pertinent plan provisions upon which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and (4) the Claimant's rights to seek review of the denial.

      10.02 Review of Claim Denial. If a claim is denied, in whole or in part (or if within the time periods presented in Section 10.01 the Claimant has not received an approval or a denial and the claim is therefore deemed denied), the Claimant shall have the right to request that the Plan Administrator (or such other person or persons as may be designated by the Plan Administrator) review the denial. The Plan Administrator may in the sole and absolute discretion of the Plan Administrator appoint a third person other than the Plan Administrator, with such person's consent but without the consent of any Claimant, to make any decision on review of a claim under this Section 10.02, provided such person acknowledges in writing that he, she or it is a fiduciary with respect to this Plan for such purpose. A request for review shall be in writing and must be filed with the Plan Administrator within sixty (60) days after the date on which the Claimant received written notification of the denial. A Claimant (or his or her duly authorized representative) may request and receive copies of pertinent documents and submit issues and comments in writing to the Plan Administrator (or other designated person). Within sixty (60) days after such request for review is received, the Plan Administrator (or other designated person) shall reconsider the decision and advise the Claimant in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Plan Administrator (or other designated person) shall give the Claimant a written notification within such initial sixty (60) day period specifying the reasons for the extension and advising the Claimant when such review shall be completed. Such review shall be completed within one hundred and twenty (120) days after the date on which the request for review was filed. The Plan Administrator (or other designated person) shall forward the decision on review to the Claimant in writing and shall include specific reasons for the decision and references to plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. No action may be brought in any court respecting benefits, which were the subject of a denial of a claim for benefits (other than an action by the Plan Administrator to enforce such denial) more than one (1) year after the denial of such claim. If a Claimant shall fail to file a request for review in accordance with the procedures described in Sections 10.01 and 10.02, such Claimant shall have no right to review and shall have no right to bring action in any court and the denial of the claim shall become final and binding on all persons for all purposes.

                                   ARTICLE XI

                  Amendment, Merger and Termination of the Plan

      11.01 Amendments. The Company may amend, modify, change, revise, discontinue or terminate the Plan at any time prospectively or retroactively. Such amendment, modification, change, revision, discontinuance or termination shall be done by written resolution of the Board of Directors of the Company, except that (i) an amendment or modification required (in the reasonable judgment of the Plan Administrator or the Company) to comply with changes in applicable law or to permit the issuance of or conform to the conditions of a favorable determination letter from the Internal Revenue Service on the qualification of the Plan under Section 401(a) of the Code may be done by written instrument signed on behalf of the Company by the Plan Administrator or officer of the Company; and (ii) the Plan Administrator may revise Schedule 1 from time to time to reflect the Accounts maintained from time to time under the Plan as long as such revision does not have an effect prohibited by this Section or Section 11.02. However, except as authorized or permitted by provisions of the Code, or any other statute relating to employees' trusts, or regulations or ruling issued pursuant thereto, no amendment shall: (i) increase the duties or liabilities of the Trustee or the Plan Administrator without the consent of the person affected; (ii) have the effect of vesting in any Employer any interest in any funds, securities or other property subject to the terms of this Plan and the Trust Agreement; or authorizing or permitting at any time any part of the corpus or income of the Trust Fund to be used or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries, except as provided in Sections 5.07 and 6.11 or applicable law as in effect from time to time, or (iii) divest any Participant of his or her vested Account Balance, decrease the Accrued Benefit of any Participant, or eliminate or reduce any early retirement benefit or retirement-type subsidy or eliminate an optional form of benefit except as permitted by Section 411(d)(6) of the Code and Treasury Regulations and rulings thereunder or other applicable law as in effect from time to time.

      11.02 Plan Merger. The Company may direct the merger or consolidation of this Plan with, or transfer of assets from this Plan to, another employee benefit plan qualified under Section 401(a) of the Code ("Other Plan"), or may direct the Trustee to accept the merger or consolidation of a Transferor Plan into, or a transfer of assets and liabilities, or portion thereof, from a Transferor Plan to this Plan, on such terms and conditions as the Company in its sole discretion deems desirable, in the same manner (and subject to the same conditions) as an amendment to this Plan under Section 11.01. However, the Plan shall not merge or consolidate with, or transfer to or receive from any Transferor Plan or Other Plan any assets or liabilities, (i) unless each Participant would receive a benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the benefit to which he would have been entitled immediately before the merger, consolidation, or transfer (if the Plan were then terminated), and (ii) the merger, consolidation or transfer of assets does not have an effect prohibited by clause (iii) of Section 11.01 above. The portion of any assets and liabilities received from a Transferor Plan that was attributable to elective contributions, qualified non-elective contributions or qualified non-elective contributions, or matching contributions (within the meaning of Treas. Reg.
Section 1.401(k)-1(g)(13) shall remain subject to the distribution restrictions of Treas. Reg. Section 1.401(k)-1(d). The portion of any assets and liabilities received from a Transferor Plan that was subject to Section 412 of the Code shall not be distributable before the earlier of the Participant's Normal Retirement Date or Termination of Employment except as otherwise required by
Section 401(a)(9) of the Code. No merger, consolidation, or transfer of assets shall impose on the Company or any Related Company any liabilities or obligations of the sponsor of a Transferor Plan respecting the Transferor Plan or accounts transferred from the Transferor Plan (including but not limited to the obligation to make contributions to such accounts) unless the Company or Related Company expressly assumes such liabilities or obligations.

      11.03 Plan Termination. The Company, by resolution of the Board of Directors, may reduce, suspend or discontinue Employer contributions hereunder, and terminate the Plan at any time in whole or in part, provided, however, that the termination of the Plan or the reduction, suspension or discontinuance of contributions hereunder shall not have any retroactive effect as to deprive any Participant or Beneficiary of any benefit already accrued.

      11.04 Payment Upon Termination. Upon termination of the Plan or complete discontinuance of Employer contributions, the unvested portion of each Participant's Accrued Benefit that has not been forfeited pursuant to Section
4.10 prior to the termination of the Plan or complete discontinuance of Employer contributions shall become fully vested and nonforfeitable. Upon a partial termination of the Plan, the Accrued Benefit of each former Active Participant who lost status as an Active Participant because of such partial termination shall become fully vested and nonforfeitable. In the event of termination of the Plan and after payment of all expenses, the Plan Administrator may direct that either (1) each Participant and each Beneficiary of a deceased Participant receive his or her entire Accrued Benefit as soon as reasonably possible or (2) the Trust be continued and Participants' Accrued Benefits be distributed at such times and in such manner as provided in Article VIII, in which case continued allocations of net income, gains, losses and expenses of the Trust Fund as provided in Article VI shall be made.

      11.05 Withdrawal from the Plan by an Employer. Any Employer other than the Company may withdraw from the Plan and Trust Agreement, under such terms and conditions as the Board of Directors may prescribe, by delivery to the Trustee and the Company of a resolution of its board of directors electing to so withdraw. An Employer that ceases to be a Related Employer shall automatically withdraw from the Plan effective as of the date such Employer ceases to be a Related Employer unless then or thereafter such Employer affirmatively elects, and the Board of Directors affirmatively consents, to such Employer continuing to be an Employer under this Plan.

                                  ARTICLE XII

                              Top Heavy Provisions

      12.01 Application. The definitions in Section 12.02 shall apply under this
Article XII and the special rules in Section 12.03 shall apply, notwithstanding any other provisions of the Plan, for any Plan Year in which the Plan is a Top Heavy Plan and for such other Plan Years as may be specified herein. multiple employer plan as described in Code Section 413(c), the provisions of this
Article XII shall be applied separately to each Employer and Related Company taking account of benefits under the Plan provided to employees of the Employer or Related Company because of service with that Employer or Related Company.

      12.02 Special Top Heavy Definitions. The following special definitions shall apply under this Article XI.

            (a) "Aggregate Employer Contributions" means the sum of all Employer contributions under this Plan allocated for a Participant to the Plan and employer contributions and forfeitures allocated for the Participant to all Related Defined

      Contribution Plans in the Aggregation Group. With respect to Non-Key Employees, Elective Deferrals under the Plan and employer contributions attributable to salary reduction or similar arrangement under any Related Defined Contribution Plans shall not be included in Aggregate Employer Contributions. Matching Contributions under the Plan and employer matching contributions (within the meaning of Section 401(m)(4)(A) of the Code) under any Related Defined Contribution Plans shall be included in Aggregate Employer Contributions. Matching Contributions that are used to satisfy the minimum contribution requirements of Section 12.03(a) shall be treated as Matching Contributions for purposes of the actual contribution percentage test of Section 5.03 of the Plan and other applicable requirements of Section 401(m) of the Code.

            (b) "Aggregation Group" means the group of plans in a Mandatory Aggregation Group, if any, that includes the Plan, unless the inclusion of Related Plans in the Permissive Aggregation Group would prevent the Plan from being a Top Heavy Plan, in which case "Aggregation Group" means the group of plans consisting of the Plan and each other Related Plan in a Permissive Aggregation Group with the Plan.

                  (1) "Mandatory Aggregation Group" means each plan (considering the Plan and Related Plans) that, during the Plan Year that contains the Determination Date or any of the four preceding Plan Years,

                        (A) had a participant who was a Key Employee, or

                        (B) was necessary to be considered with a plan in which
                  a Key Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of Section 401(a)(4) or 410 of the Code.

      If the Plan is not described in (A) or (B) above, it shall not be part of a Mandatory Aggregation Group.

            (2) "Permissive Aggregation Group" means the group of plans consisting of (A) the plans, if any, in a Mandatory Aggregation Group with the Plan, and (B) any other Related Plan, that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Section 401(a)(4) and Section 410 of the Code. A Related Plan in (B) of the preceding sentence may include a simplified employee pension plan, as defined in Code Section 408(k), and a collectively bargained plan, if when considered as a part of the Aggregation Group such plan does not cause the Aggregation Group to fail to satisfy the requirements of Section 401(a)(4) and Section 410 of the Code considering, if the plan is a multiemployer plan as described in Code
      Section 414(f) or a multiple employer plan as described in Code Section 413(c), benefits under the plan only to the extent provided to employees of the employer because service with the employer and, if the plan is a simplified employee pension plan, only the employer's contribution to the plan.

            (c) "Determination Date" means, with respect to a plan year, the last day of the preceding plan year or, in the case of the first plan year, the last day of such plan year. If the Plan is aggregated with other plans in the Aggregation Group, the Determination Date for each other plan shall be, with respect to any plan year, the Determination Date for each such other plan which falls in the same calendar year as the Determination Date for the Plan.

            (d) "Key Employee" means, for the Plan Year containing the Determination Date, any Employee or former Employee (including any deceased employee) who at any time during such Plan Year was:

                  (1) an officer (including administrative executives as
            described in Treasury Regulations Section 1.416-1(T-13)) of the Employer or a Related Company having annual Compensation for the Plan Year greater than $130,000 (as adjusted under Section 416(i) of the Code for Plan Years beginning after December 31, 2002);

                  (2) a more than five percent (5%) owner (or is considered as owning more than five percent (5%) within the meaning of Code
            Section 318) of the Employer or a Related Company; or

                  (3) a more than one percent (1%) owner (or is considered as owning more than one percent (1%) within the meaning of Code Section
            318) of the Employer or a Related Company and has an annual Compensation for such Plan Year from the Employer and Related Companies of more than $150,000.

                  No more than a total of fifty (50) persons (or, if lesser, the greater of three (3) persons or ten percent (10%) of all persons or beneficiaries of persons who are employees or former employees) shall be treated as Key Employees under paragraph (1) above for any Plan Year. If the number of persons who meet the requirements to be treated as Key Employees under paragraph (1) exceeds such limitation those persons with the highest annual Compensation in a Plan Year for which the requirements are met and who are within the limitation on the number of Key Employees will be treated as Key Employees. For purposes of determining the number of officers taken into account hereunder, employees described in Section 2.26(b)(1) through (6) shall be excluded. The determination of who is a Key Employee will be made in accordance with Section 416(i) of the Code and the applicable regulations

            (e) "Non-Key Employee" means a person with an accrued benefit or account balance in the Plan or any Related Plan in the Aggregation Group at any time during the Measurement Period who is not a Key Employee, and any beneficiary of such a person.

            (f) "Present Value of Accrued Benefits" means, for any Plan Year, an amount equal to the sum of (1), (2) and (3), subject to (4), for each person who, in the Plan Year containing the Determination Date, was a Key Employee or a Non-Key Employee.

                  (1) The value of a person's Accrued Benefit under the Plan and each Related Defined Contribution Plan in the Aggregation Group, determined as of the valuation date coincident with or immediately preceding the Determination Date, adjusted for contributions due as of the Determination Date, as follows:

                        (A) in the case of a plan not subject to the minimum
                  funding requirements of Section 412 of the Code, by including the amount of any contributions actually made after the valuation date but on or before the Determination Date, and, in the first plan year of a plan, by including contributions made after the Determination Date that are allocated as of a date in that first plan year; and

                        (B) in the case of a plan that is subject to the minimum
                  funding requirements, by including the amount of any contributions that would be allocated as of a date not later than the Determination Date, plus adjustments to those amounts as required under applicable rulings, even though those amounts are not yet required to be contributed or allocated (e.g., because they have been waived) and by including the amount of any contributions actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Section 412(c)(10) of the Code.

                        (2) The sum of the actuarial present values of a
                  person's accrued benefits under each Related Defined Benefit Plan in the Aggregation Group, expressed as a benefit commencing at Normal Retirement Date (or the person's attained age, if later) determined based on the following actuarial assumptions:

                              (A) Interest rate: 5%; and

                              (B) Post Retirement Mortality: 1984 Unisex Pension
                        Table;

                  and determined in accordance with Code Section 416(g), provided, however, that the accrued benefit of any Non-Key Employee shall be determined under the method which is used for accrual purposes for all Related Defined Benefit Plans or, if no single accrual method is used in all such plans, such accrued benefit shall be determined as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The present value of an accrued benefit for any person who is employed by an employer maintaining a plan on the Determination Date is determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date, provided however that:

                              (C) for the first plan year of the plan, the
                        present value for an employee is determined as if the employee had a Termination of Employment (i) on the Determination Date or (ii) on such valuation date but taking into account the estimated accrued benefit as of the Determination Date; and

                              (D) for the second and subsequent plan years of
                        the plan, the accrued benefit taken into account for an employee is not less than the accrued benefit taken into account for the first plan year unless the difference is attributable to using an estimate of the accrued benefit as of the Determination Date for the first plan year and using the actual accrued benefit as of the Determination Date for the second plan year.

                  For purposes of this paragraph (2), the valuation date is the valuation date used by the plan for computing plan costs for minimum funding, regardless of whether a valuation is performed that year.

                        If the plan provides for a nonproportional subsidy as
                  described in Treasury Regulations Section 1.416-1(T-27), the present value of accrued benefits shall be determined taking into account the value of nonproportional subsidized early retirement benefits and nonproportional subsidized benefit options.

                        (3) Distributions made with respect to the Employee
                  under the Plan and any Related Plan within the Aggregation Group during the one-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been a Related Plan within the Aggregation Group. In the case of a distribution for a reason other than separation from service, death or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

                        (4) The following rules shall apply in determining the
                  Present Value of Accrued Benefits:

                              (A) Amounts attributable to qualified voluntary
                        employee contributions, as defined in Section 219(e) of the Code, shall be excluded.

                              (B) In computing the Present Value of Accrued
                        Benefits with respect to rollovers or plan-to-plan transfers, the following rules shall be applied to determine whether amounts which have been distributed during the five (5) year period ending on the Determination Date from or accepted into this Plan or any plan in the Aggregation Group shall be included in determining the Present Value of Accrued Benefits:

                                  (i) Unrelated Transfers accepted into the
                              Plan or any plan in the Aggregation Group after December 31, 1983 shall not be included.

                                  (ii) Unrelated Transfers accepted on or
                              before December 31, 1983 and all Related Transfers accepted at any time into the Plan or any plan in the Aggregation Group shall be included.

                                  (iii) Unrelated Transfers made from the Plan
                              or any plan in the Aggregation Group shall be included.

                                  (iv) Related Transfers made from the Plan or
                              any plan in the Aggregation Group shall not be included by the transferor plan (but shall be counted by the accepting plan).

                              (C) The Accrued Benefit of any individual who has
                        not performed services for the Employer maintaining the Plan at any time during the one (1) year period ending on the Determination Date shall be excluded.

            (g) "Related Transfer" means a rollover or a plan-to-plan transfer which is either not initiated by the Employee or is made between plans each of which is maintained by a Related Company.

            (h) A "Top Heavy Aggregation Group" exists in any Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds sixty percent (60%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group; provided that, for purposes of determining the sum of the Present Value of Accrued Benefits for all employees, there shall be excluded the Present Value of Accrued Benefits of any Non-Key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date. For purposes of applying the special rules herein with respect to a Super Top Heavy Plan, a Top Heavy Aggregation Group will also constitute a "Super Top Heavy Aggregation Group" if in any Plan Year as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group.

            (i) "Top Heavy Plan" means the Plan in any Plan Year in which the Plan is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation Group consisting solely of the Plan. For purposes of applying the rules herein with respect to a Super Top Heavy Plan, a Top Heavy Plan will also constitute a "Super Top Heavy Plan" if the Plan in any Plan Year is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group consisting solely of the Plan.

            (j) "Unrelated Transfer" means a rollover or a plan-to-plan transfer which is both initiated by the Employee and (a) made from a plan maintained by a Related Company to a plan maintained by an employer which is not a Related Company or (b) made to a plan maintained by a Related Company from a plan maintained by an employer which is not a Related Company.

      12.03 Special Top Heavy Provisions. For each Plan Year in which the Plan is a Top Heavy Plan, the following rules shall apply, except that the special provisions of this Section 12.03 shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective-bargaining agreement between employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and the Employer or
Employers:

            (a) Minimum Employer Contributions. In any Plan Year in which the Plan is a Top Heavy Plan, the Employers shall make additional Employer Contributions to the Plan as necessary for each Participant who is employed on the last day of the Plan Year and who is a Non-Key Employee to bring the amount of his or her Aggregate Employer Contributions for the Plan Year up to at least three percent (3%) of his or her Compensation, or if the Plan is not required to be included in an Aggregation Group in order to permit a Related Defined Benefit Plan in the Aggregation Group to satisfy the requirements of Section 401(a)(4) or Section 410 of the Code, such lesser amount as is equal to the largest percentage of a Key Employee's Compensation allocated to the Key Employee as Aggregate Employer Contributions, unless such Participant is a Participant in a Related Defined Benefit Plan and receives a minimum benefit thereunder in accordance with Section 416(c) of the Code in which case such Participant shall not receive a minimum contribution under this Section 11.3(a).

            For purposes of determining whether a Non-Key Employee is a Participant entitled to have minimum Employer Contributions made on his or her behalf, a Non-Key Employee will be treated as a Participant even if he is not otherwise a Participant (or accrues no benefit) under the Plan because:

                  (1) he has failed to complete the requisite number of hours of service (if any) after becoming a Participant in the Plan,

                  (2) he is excluded from participation in the Plan (or accrues no benefit) merely because his or her compensation is less than a stated amount, or

                  (3) he is excluded from participation in the Plan (or accrues no benefit) merely because of a failure to make mandatory employee contributions or, if the Plan is a 401(k) plan, because of a failure to make elective 401(k) contributions.

            Contributions required by this subsection shall be allocated to the Company Contribution Account (if the Non-Key Employee is not a Traveler) or the Traveler Benefit Account (if the Non-Key Employee is a Traveler) of the affected Non-Key Employee.

            (b) Vesting. For each Plan Year in which the Plan is a Top Heavy Plan and any Plan Year thereafter, the Employer Contribution Account of a Participant who has at least one Hour of Service after the Plan becomes a Top Heavy Plan and who has completed three (3) or more years of Vesting Service shall become fully vested and nonforfeitable.

            (c) Limitations. For Plan Years commencing prior to January 1, 2000, in computing the limitations under Section 5.07 hereof for years in which the Plan is a Top

      Heavy Plan, the special rules of Section 416(h) of the Code shall be applied in accordance with applicable regulations and rulings so that, in determining the denominator of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, at each place at which "1.25" would have been used, "1.00" shall be substituted, and by substituting $41,500 for $51,875 in the numerator of the transition fraction described in
      Section 415(e)(6)(B) of the Code, unless the Plan is not a Super Top Heavy Plan and the special requirements of Section 416(h)(2) of the Code have been satisfied. This Section 12.3(c) shall not apply to any Plan Year commencing after December 31, 1999.

            (d) Transition Rule for a Top Heavy Plan. Notwithstanding the provisions of Section 12.03(c), for each Plan Year commencing prior to January 1, 2000 in which the Plan is a Top Heavy Plan and in which the Plan does not meet the special requirements of Section 416(h)(2) of the Code in order to use 1.25 in the denominator of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the employer before the plans became Top Heavy Plans and if such Participant's Combined Fraction exceeds
      1.00 because of accruals and additions that were made before the plans became Top Heavy Plans, a factor equal to the lesser of 1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined Fraction equal to 1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Top Heavy Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, for Plan Years commencing prior to January 1, 2000, if the Plan is a Top Heavy Plan and the Plan does not meet the special requirements of Section 416(h)(2) of the Code in order to use 1.25 in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, until such time as the Participant's Combined Fraction is not greater than 1.00. This Section 12.03(d) shall not apply to any Plan Year commencing after December 31, 1997.

            (e) Transition Rule for a Super Top Heavy Plan. Notwithstanding the provisions of Sections 12.03(c) and 12.03(d), for each Plan Year commencing prior to January 1, 2000 in which the Plan is a Super Top Heavy Plan, (1) if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the employer before the plans became Super Top Heavy Plans, and (2) if such Participant's Combined Fraction exceeds 1.00 because of accruals and additions that were made before the plans became Super Top Heavy Plans and if immediately before the plans became Super Top Heavy Plans the Combined Fraction as then computed did not exceed 1.00, then a factor equal to the lesser of 1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined Fraction equal to 1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Super Top Heavy Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, for Plan Years commencing prior to January 1, 2000, if the Plan is a Super Top Heavy Plan, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction until the Participant's Combined Fraction is not greater than 1.00. This Section 12.03(e) shall not apply to any Plan Year commencing after December 31, 1999.

            (f) Terminated Plan. If the Plan becomes a Top Heavy Plan after it has formally been terminated, has ceased contributions and has been or is distributing all plan assets to participants and their beneficiaries as soon as administratively feasible or if a terminated plan has distributed all benefits of participants and their beneficiaries, the provisions of
      Section 12.03 shall not apply to the Plan.

            (g) Frozen Plans. If the Plan becomes a Top Heavy Plan after contributions have ceased under the Plan but all assets have not been distributed to Participants or their Beneficiaries, the provisions of
      Section 12.03 shall apply to the Plan.

                                  ARTICLE XIII

                            Miscellaneous Provisions

            13.01 Employer Joinder. Any Employer immediately before the Effective Date that continues to be a Related Company immediately after the Effective Date shall continue as an Employer under this Plan. Any entity that is a Related Company as of the Effective Date or which is created by a transfer of assets from a Related Employer after the Effective Date, and that employs Employees within the United States who would be Eligible Employees if such Related Company were an Employer, shall be an Employer and shall be deemed to have adopted this Plan and the Trust unless such Related Company by resolution of its board of directors, or the Company by resolution of the Board of Directors, affirmatively provides that such Related Company shall not be an Employer. Any other Related Company shall become an Employer as of the date (if any) as of which such Related Company adopts the Plan by resolution of its board of directors, or as of which the Company designates such entity as an Employer under the Plan by resolution of the Board. Each Employer other than the Company so adopting or deemed to have adopted the Plan thereby irrevocably appoints the Company to as its agent to do on its behalf all acts and things required of an Employer under this Plan and authorizes the Plan Administrator to determine the Employer contributions required of such Employer under this Plan, to the end that Participants, Beneficiaries, the Trustee, the Plan Administrator, and all other persons may deal with the Company as if it were the only Employer under this Plan.

            13.02 Non-Alienation of Benefits. Except as provided in Section 13.03, no benefit payable at any time under this Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal processes, or encumbrance of any kind, other than federal tax levies and judgements which are enforceable under federal law. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefits, whether currently or thereafter payable, shall be void. No benefit, nor any fund which may be established for the payment of such benefits, shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits.

      13.03 Qualified Domestic Relations Order. Notwithstanding Section 13.02, the Plan will pay all or the designated portion of a Participant's Accounts to an Alternate Payee (as defined below) pursuant to a Qualified Domestic Relations Order (defined below). Payments to an Alternate Payee pursuant to a Qualified Domestic Relations Order may not be made before the earlier of (i) the date on which the Participant corresponding to the Qualified Domestic Relations Order is entitled to a distribution under the Plan; or (ii) the later of (A) the date on which such Participant attains age 50 or (B) the earliest date on which such Participant could begin receiving benefits under the Plan if the Participant had separated from service; provided, however, that clause (ii)(A) shall not apply (and therefore the Plan will make distributions to an Alternate Payee under a Qualified Domestic Relations Order regardless of whether the Participant has attained age 50) if the Order specifies distributions at an earlier date than otherwise permitted by clause (ii)(A) or permits the Alternate Payee to request or consent to a distribution prior to the date specified by clause (ii)(A).

      The term "Qualified Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement agreement) which:

            (a) relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Participant,

            (b) is made pursuant to a State domestic relations law (including a community property law),

            (c) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to the Participant,

            (d) clearly specifies the name and last known mailing address, if any, of the Participant and the name and mailing address of each Alternate Payee covered by the order, the amount and percentage of the Participant's benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined, the number of payments or period to which such order applies and each plan to which such order applies, and

            (e) does not require the Plan to provide (i) any form or type of benefit, or any option, not otherwise provided under the Plan, (ii) increased benefits (determined on the basis of actuarial value), (iii) benefits to a beneficiary inconsistent with the form of distribution available under Article VIII (or, if applicable, Appendix A), (iv) benefits to an Alternate Payee which are required to be paid to another payee under another order previously determined by the Plan Administrator to be a Qualified Domestic Relations Order; or (v) payments or other benefits to a person other than an Alternate Payee.

The Plan Administrator shall establish reasonable procedures to determine the qualified status of domestic relations order and to administer distributions under such qualified orders, including the establishment of segregated accounts for Alternate Payees. All expenses incurred by the Plan Administrator in determining the qualified status of a domestic relations order shall be paid as an administrative expense of the Plan as a whole.

      The term "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to the Participant. To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as the surviving spouse of such Participant for purposes of consenting to the naming of another Beneficiary to the extent provided in Sections 8.05 and Appendix A. An Alternate Payee shall be considered a Beneficiary under the terms of this Plan until the Alternate payee's benefits are distributed.

      In the case of any domestic relations order received by the Plan, the Plan Administrator shall separately account for the amounts payable under the domestic relations order. If it is determined that the order is not a Qualified Domestic Relations Order, the amounts separately accounted for during such determination shall no longer be accounted for separately.

      13.04 Unclaimed Amounts. Unclaimed amounts shall consist of the amounts of the Accounts of a retired, deceased or terminated Participant which cannot be distributed because of the Plan Administrator's inability, after a reasonable search, to locate a Participant or his or her Beneficiary within a period of two
(2) years after the payment of benefits becomes due in accordance with Section
8.03. Unclaimed amounts for a Plan Year shall become a Forfeiture and shall be applied in accordance with Section 4.10(f) as of the close of the Plan Year in which such two-year period shall end. If an unclaimed amount is subsequently properly claimed by the Participant or the Participant's Beneficiary, said amount shall be paid to such Participant or Beneficiary out of Forfeitures for the Plan Year in which such benefits are properly claimed and to the extent that Forfeitures for such Plan Year are not sufficient, such payments shall be charged ratably against income or gain of the Trust Fund unless paid by an Employer.

      13.05 No Contract of Employment. Nothing contained in this Plan shall be construed as a contract of employment between any Employer and any Employee or as creating a right of any Employee to be continued in the employment of any Employer.

      13.06 Recoupment of or Reduction for Overpayment. If the Plan Administrator determines that any payment previously made to a putative Participant or Beneficiary was not properly payable, the person to whom such payment was made shall promptly upon notice and demand from the Plan Administrator repay such amount to the Trust, subject to the right of such payee to request review of such determination in accordance with Section 10.02. If the person to whom such payment was made does not, within a reasonable time, make the requested repayment to the Plan, and if such person is entitled to other benefits from the Plan, the Plan Administrator may in his, her or its discretion treat the overpayment as an advance payment of benefits, and the Plan Administrator shall direct the Trustee to reduce all future benefits payable to that person, if any, by the amount of the overpayment.

      13.07 Employees' Trust. The Plan and Trust are created for the exclusive purpose of providing benefits to the Participants in the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan and Trust. The Plan and Trust shall be interpreted in a manner consistent with their being a Plan described in Section 401(a) of the Code and a Trust exempt under
Section 501(a) of the Code.

      13.08 Source of Benefits. All benefits payable under the Plan shall be paid or provided solely from the Trust and the Employers assume no liability or responsibility therefore.

      13.09 Interest of Participants. No Participant or Beneficiary shall have any interest in any specific assets of the Trust Fund (other than notes representing a loan to the Participant pursuant to Section 7.02) but shall have only an undivided interest in the Trust Funds as a whole.

      13.10 Indemnification. The Company shall indemnify and hold harmless the Plan Administrator the members of the Investment Committee, and, if the Trustees are one or more individuals, the Trustees, and each officer and employee of an Employer to whom are delegated duties, responsibilities, and authority with respect to the Plan, from and against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him or her (including, but not limited to, reasonable attorney fees) which arise as a result of his or her actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by the Company. Notwithstanding the foregoing, the Company shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Company consents in writing to such settlement or compromise.

      13.11 Company Action. Any action this Plan requires or permits the Company to do (including any action taken by the Company as agent for any other Employer pursuant to Section 13.01) shall be properly done if done by resolution of its Board of Directors, or, unless this Plan expressly requires action by such Board of Directors, by any officer or employee of the Company authorized to take actions of such type on behalf of the Company (i) under the by-laws of the Company, (ii) by resolution of the Board of Directors), or (iii) by delegation from a person authorized under clause (i) or (ii).

      13.12 Company Merger. In the event that any successor corporation to the Company, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor corporation shall be substituted hereunder for the Company upon filing in writing with the Trustee its election so to do.

      13.13 Multiple Capacity. Any person or group of persons may serve in more than one capacity (including more than one fiduciary or nonfiduciary capacity or both a fiduciary and non-fiduciary capacity) with respect to the Plan.

      13.14 Gender and Number. Except when the context indicates to the contrary, when used herein, masculine terms shall be deemed to include the feminine or neuter, and singular the plural.

      13.15 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

      13.16 Uniform and Non-Discriminatory Application of Provisions. The provisions of this Plan shall be interpreted and applied in a uniform and non-discriminatory manner with respect to all similarly situated Participants, former Participants, and Beneficiaries.

      13.17 Invalidity of Certain Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

      13.18 Application to Merged Plans. The amendments to this Plan responding to statutory changes enacted by the GUST Amendments (defined below), as reflected in the Applicable Plan Sections (defined below), shall apply to each of the Howe-Baker Engineers, Inc. Employees' Profit-Sharing 401(k) Plan, the Matrix Engineering, Inc. Savings Plan, the A&B Builders, Inc. Savings Plan, and the Callidus Technologies 401(k) Savings Plan (collectively, the "Merged Plans"), for periods prior to the merger of Merged Plans into this Plan, to the extent necessary to ensure the continued qualification of the Merged Plans under
Section 401(a) of the Code prior to and as of their merger into this Plan. For this purpose the GUST Amendments are the Uniformed Services Employment and Reemployment Rights Act of 1994, P.L. 103-353; the Uruguay Round Agreements Act, P.L. 103-465; the Small Business Job Protection Act of 1996, P.L. 104-188; and the Taxpayer Relief Act of 1997, P.L. 105-34; and the Applicable Plan Sections are Section 2.13(b) (relating to the definition of Statutory Compensation);
Section 2.19(b) (relating to the definition of leased employees within the meaning of Section 414(n)(2) of the Code); Section 2.28 (relating to the definition of Highly Compensated Employee and repeal of family aggregation);
Section 2.49 (relating to the Required Distribution Date); Sections 2.44 and
2.54 (relating to Qualified Military Leave); Sections 5.02 and 5.03 (relating to the computation and distribution of excess contributions, excess aggregate contributions and satisfying the multiple use test); Section 5.07(d) (relating to repeal of the combined limitation on certain benefits); and Sections 8.02, 8.03, 8.04, A-2, and A-3 (relating to the increase from $3,500 to $5,000 in the threshold for certain mandatory distributions) of this Plan.

      13.19 Law Governing. The Plan shall be construed and enforced according to the laws of Illinois other than its laws with respect to choice of law, to the extent not preempted by ERISA.

      Executed this_______day of__________ , 2002.

                                                   CHICAGO BRIDGE & IRON COMPANY

                                                   By:________________________

ATTEST:
__________________

                                   APPENDIX A

      A-1. Distribution of Restricted Accounts. Notwithstanding any provisions in the Plan to the contrary, the balance of a Participant's Restricted Accounts may be distributed, in addition to the options specified in Section 8.02(a) and
(b), by purchase with the vested balance of his or her Restricted Accounts and distribution to the Participant of a nontransferable annuity contract, providing for payment in the form of a Qualified Joint and Survivor Annuity (as defined below), and in any other form of distribution to which the participant would have been entitled under Section 6.02(b) of the Hourly Plan as in effect on December 31, 1996. The Participant shall select the method by which his or her benefits shall be distributed in accordance with Section 8.03, except as modified by this Appendix A. If no other election has been made under Section
8.03 and this Appendix A, the Participant's benefits attributable to his or her Restricted Accounts will be distributed in the form of a Qualified Joint and Survivor Annuity.

      For purposes of this Appendix A, a "Qualified Joint and Survivor Annuity", for a Participant who is legally married on his or her Annuity Starting Date, is an immediate installment refund annuity for the life of the Participant with a survivor annuity for the life of such spouse (if such spouse survives the Participant) that is 50% of the amount of the annuity which is payable during the joint lives of the Participant and the spouse, and which is the amount of such benefit that can be purchased with the vested balance of the Participant's Restricted Accounts. If the Participant is not married on his or her Annuity Starting Date, a "Qualified Joint and Survivor Annuity" is an immediate installment refund annuity for the life of such Participant, which is the amount of such benefit that can be purchased with the vested balance of the Participant's Restricted Accounts. The "Annuity Starting Date" is the first day of the first period for which an amount is paid as an annuity or any other form.

      A-2. Election and Revocation of Joint and Survivor Annuity Form. If a Participant is married on his or her Annuity Starting Date, his or her Restricted Account balances shall be paid in the form of a Qualified Joint and Survivor Annuity, subject to the following provisions of this subsection. Within the 90-day period preceding the Participant's Annuity Starting Date, the Plan Administrator will provide, by a means reasonably calculated to reach the Participant and his or her spouse, election information consisting of:

            (a) a written description of the Qualified Joint and Survivor Annuity and the relative financial effect of payment of his or her Restricted Account balances in that form; and

            (b) a notification of the right to waive payment in that form, the rights of his or her spouse with respect to such waiver and the right to revoke such waiver, and the effect of such revocation.

During an election period commencing on the date the Participant receives such election information and ending on the later of the 90th day thereafter or the Annuity Starting Date, a Participant may waive payment in the Qualified Joint and Survivor Annuity form and elect payment in such another form permitted by Section A-1; provided that, the Participant's surviving spouse, if any, has consented in writing to such waiver and the spouse's consent acknowledges the effect of such revocation and is witnessed by a notary public. A Participant may, at any time during his or her election period, revoke any prior waiver of the Qualified Joint and Survivor Annuity form. However, the consent of his or her spouse once given shall be irrevocable unless and until the Participant revokes his or her prior waiver of the Joint and Survivor Annuity form. A Participant may request, by writing filed with the Plan Administrator during his or her election period, an explanation, written in nontechnical language, of the terms, conditions and financial effect (in terms of dollars per monthly benefit payment) of payment in the Qualified Joint and Survivor Annuity form. If not previously provided to the Participant, the Plan Administrator shall provide him or her with such explanation within 30 days of his or her request by a method reasonably calculated to reach the Participant and his or her spouse, and the Participant's election period will be extended, if necessary, to include the 90th day next following the date on which he or she receives such explanation. No distribution shall be made from a Participant's Restricted Accounts until his or her election period has terminated. Notwithstanding the foregoing, if the Participant's total distributable Account balances (not just Restricted Account balances) are less than $5,000, ($3500 for the Plan Year 1997) as of his or her date of Termination, the Trustee shall immediately distribute such benefits in a lump sum without such Participant's consent pursuant to Section 8.03 of the Plan.

      A-3. Pre-Retirement Survivor Annuity. The term "Pre-Retirement Survivor Annuity" means an installment refund annuity for the life of the Participant's surviving spouse, the payments under which are equal to the amount of benefit which can be purchased with the Participant's Restricted Accounts as of the date of his or her death. Payment of such benefits will commence as soon as practicable after the date of the Participant's death, unless the surviving spouse elects a later date. Any election to waive the Pre-Retirement Survivor Annuity must be made by the Participant in writing during the election period described herein and shall require the spouse's consent in the same manner provided for in Section A-2. The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. In the event a Participant separates from service prior to the beginning of the election period, the election period shall begin on the data of such separation from service. In connection with the election, the Plan Administrator shall provide each Participant within the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, a written explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to the provisions of subsections A-2(a) and (b). If the Participant enters the Plan after the first day of the Plan Year in which the Participant attained age 32, the Plan Administrator shall provide notice no later than the close of the second Plan Year following the entry of the Participant into the Plan. If the total distributable balance of the Participant's Accounts (not just Restricted Accounts) is less than $5,000 ($3,500) for the Plan Year 1997) as of his or her date of Termination, the Trustees shall provide for the immediate distribution of such Accounts to the Participant's spouse. If the value exceeds $3,500, an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing to such distribution.

                                                                      SCHEDULE 1

                          CHICAGO BRIDGE & IRON COMPANY
                              EMPLOYEE SAVINGS PLAN
                              PARTICIPANT ACCOUNTS

CB&I PLAN

                                         CONTRIBUTION                 VESTING
   SOURCE NAME           EXCHANGES        MIX CHANGES  WITHDRAWALS    SCHEDULE
-----------------  --------------------  ------------  -----------  -----------
EMPLOYEE 401K      permitted             permitted     Age 59-1/2   N/A
                                                       Hardship
                                                       Termination
                                                       Loans

PRIOR EMPLOYEE     permitted             N/A           Age 59-1/2   N/A
                                                       Hardship
                                                       Termination
                                                       Loans

PRIOR EMPLOYER     permitted (exchanges  N/A           Age 59-1/2   3 yr. cliff
                   into stock are not                  Hardship
                   permitted)                          Termination
                                                       Loans

PRIOR HOURLY       permitted             N/A           Age 59-1/2   N/A
EMPLOYEE 401K                                          Hardship
                                                       Termination

ANNUAL COMPANY     permitted             permitted     Age 59-1/2   5 yr. cliff
CONTRIBUTION                                           Termination
                                                       Loans

MPPP EMPLOYEE      permitted             N/A           Age 59-1/2   N/A
CONTRIBUTION                                           Termination
                                                       In-service
                                                       Loans

POST 86 AFTER-TAX  permitted             N/A           In-service   100%
                                                       Loans

TRAVELERS BENEFIT  permitted             N/A           Age 59-1/2   100%
                                                       Termination

                        ANNUITY
   SOURCE NAME        RESTRICTIONS                  COMMENTS
-----------------  ------------------  -----------------------------------
EMPLOYEE 401K      N/A                 Converted 12/31/96 from Towers
                                       Perrin for 401(K) Plan

PRIOR EMPLOYEE     Annuity provisions  Contains pretax deferred money from
                   Spousal consent     Callidus, Howe-Baker, A&B, and
                                       Matrix Plans

PRIOR EMPLOYER     Annuity provisions  Contains match and stock sources
                   Spousal consent     from Callidus Plan

PRIOR HOURLY       Annuity provisions  Converted 12/31/96 from Principal
EMPLOYEE 401K      Spousal consent     Financial for Hourly Employees Plan

ANNUAL COMPANY     N/A
CONTRIBUTION

MPPP EMPLOYEE      Annuity provisions  Converted 12/31/96 from Principal
CONTRIBUTION       Spousal consent     Financial for Hourly Employees Plan

POST 86 AFTER-TAX  N/A                 Contains Howe-Baker, Matrix, A&B
                                       after-tax sources
TRAVELERS BENEFIT  N/A

                                        CONTRIBUTION
    SOURCE NAME          EXCHANGES       MIX CHANGES    WITHDRAWALS
--------------------  ---------------  ---------------  -------------------------
PRIOR PLAN            permitted        N/A              Age 59-1/2
                                                        Termination
                                                        In-service
                                                        Loans

MPPP COMPANY          permitted        N/A              Termination
CONTRIBUTION                                            Loans

PRE-2001 COMPANY      permitted        N/A              Age 59-1/2
MATCH                                                   Termination
                                                        Loans

PRIOR QNEC            permitted        N/A              Termination
                                                        Loans

PRIOR PROFIT SHARING  none             N/A              Age 59-1/2
                                                        Termination
                                                        In-service (20%
                                                        available after 5 yrs. of
                                                        service)
                                                        Loans

COMPANY               no exchange out  no exchange out  Age 59-1/2
CONTRIBUTION CB&I                                       Termination
STOCK                                                   Loans

PRIOR EMPLOYER        permitted        N/A              Age 59-1/2
MATCH                                                   Termination
                                                        Loans

COMPANY MATCH         permitted        permitted        Age 59-1/2
                                                        Termination
                                                        Loans

PRIOR PLAN &          permitted        permitted        Age 59-1/2
ROLLOVERS                                               Termination
                                                        In-service
                                                        Loans

                        VESTING          ANNUITY
    SOURCE NAME         SCHEDULE       RESTRICTIONS                   COMMENTS
--------------------  ------------  ------------------  ------------------------------------
PRIOR PLAN            N/A           Annuity provisions  Converted 12/31/96 from Principal
                                    Spousal consent     Financial for Hourly Employees Plans

                                                        Contains rollover money from CB&I,
                                                        Callidus, Howe-Baker, A&B, and
                                                        Matrix Plans

MPPP COMPANY          100%          Annuity provisions  Converted 12/31/96 from Principal
CONTRIBUTION                        Spousal consent     Financial for Hourly Employees Plans

PRE-2001 COMPANY      100%          N/A
MATCH                 immediate

PRIOR QNEC            100%          Annuity provisions  Contains Howe-Baker QNEC
                                    Spousal consent

PRIOR PROFIT SHARING  100%          Annuity provisions  Contains Howe-Baker, Matrix, A&B
                                    Spousal consent     PS sources

COMPANY               100%          N/A
CONTRIBUTION CB&I
STOCK

PRIOR EMPLOYER        5 yr. graded  Annuity provisions  Contains match sources from Howe-
MATCH                               Spousal consent     Baker, Matrix, and A&B Plans

COMPANY MATCH         5 yr. cliff   N/A                 Will contain new company match for
                                                        2001 and forward

PRIOR PLAN &          N/A           N/A                 Converted 12/31/96 from Towers
ROLLOVERS                                               Perrin for 401(K) Plan

                                                                Exhibit 10.25(a)

                             CHICAGO BRIDGE & IRON
                                  SAVINGS PLAN

                                 SIXTH AMENDMENT

      Pursuant to resolution of the Board of Directors of Chicago Bridge & Iron Company, a Delaware corporation ("Company) dated December 19, 2003, the Chicago Bridge & Iron Savings Plan, as amended and restated effective January 1, 1997, and previously amended ("Plan") is hereby further amended in this Sixth Amendment as follows:

      1. Section 2.13(a) of the Plan (defining "Compensation") is amended to read as follows:

      (a) Compensation. Except as provided in subsection (b), Compensation means the total cash salary and wages paid by the Employer through the U.S. payroll system of an Employer to a Participant while an Eligible Employee, or paid by the Employer through its payroll system for U.S. Expatriate Employees (as defined in Section 2.19) to a Participant while an Eligible Employee and a U.S. Expatriate Employee, (i) including short-term disability payments made directly from the assets of the Employer, overtime, and cash bonuses under any annual or other short-term incentive pay or bonus plan, (ii) excluding long-term incentives, stock options, restricted stock, similar non-cash benefits, contributions or benefits under any employee benefit plan and special allowances provided to U.S. Expatriate Employees for the purpose of equalizing their salary and wages, (iii) increased by the amount of any Elective Deferrals under this Plan and any other elective contributions or deferrals made by an Employer on behalf of an Employee that are excluded from the Participant's income by Section 125, Section 132(f), Section 402(e)(3), Section 402(h)(1)(B), Section 403(b),
Section 408(p)(2)(A)(i) or Section 457 of the Code, and (iv) excluding all compensation in excess of the Compensation Limit.

      2. The introductory clause of Section 2.19 is amended to read as follows:

      2.19 "Eligible Employee" means (i) any Employee who is employed by an Employer and paid through the U.S. payroll system of the Employer, including an Employee transferred from the United States to work outside the United States but retained on the U.S. payroll system of the Employer, and (ii) any Employee who is employed by a non-U.S. Employer whose salary and wages are not paid through the U.S. payroll system but who is considered to be a considered to be a U.S. expatriate employee under such Employer's employment and personnel policies (a "U.S. Expatriate Employee"), but excluding:

      3.    Subsection (b) of Section 2.19 is amended to read as follows:

      (b) Nonresident Aliens. Any Employee who (i) (A) is neither a citizen nor resident of the United States or (B) is first employed by an Employer or Related Company outside the United States other than as a U.S. Expatriate Employee, and
(ii)
receives no earned income (within the meaning at Section 911(d)(2) of the Code) from the Employer or a Related Company from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

Dated:  December 19, 2003

                                       By:

                                       /s/ Richard E. Goodrich
                                       ---------------------------------------
                                       Director, Chicago Bridge & Iron Company

                                                                Exhibit 10.25(b)

                              CHICAGO BRIDGE & IRON
                                  SAVINGS PLAN

                                SEVENTH AMENDMENT

      Pursuant to resolution of the Board of Directors of Chicago Bridge & Iron Company, a Delaware corporation ("Company) dated December 19, 2003, the Chicago Bridge & Iron Savings Plan, as amended and restated effective January 1, 1997, and previously amended ("Plan"), is hereby further amended in this Seventh Amendment as follows:

      1.    Section 2.52 of the Plan is amended to read as follows:

      2.52 "Rollover Contribution" means a contribution made from time to time by an Eligible Employee to the Trustee in accordance with Section 4.05 of the Plan (i) from a qualified trust as described in Section 402(c) of the Code, an annuity contract described in Section 403(b) of the Code or an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; or (ii) from an individual retirement account or individual retirement annuity ("IRA") as described in Section 408(d)(3) of the Code if the sole source of contributions to such IRA was one or more rollover contributions from a qualified trust described in Section 402(c) of the Code. A Rollover Contribution shall include any direct transfer of an eligible rollover distribution described in Section 401(a)(31) of the Code from a qualified trust, annuity contract, eligible governmental plan or IRA described in the preceding sentence.

      2.    Section 3.01 of the Plan is amended to read as follows:

      3.01  Participation.

            (a) Each Eligible Employee who was a Participant in the Former Plan immediately before the Effective Date shall continue as a Participant in the Plan from and after the Effective Date.

            (b) Except as provided in subsection (c), each other Eligible Employee shall become a Participant on the first day on which he or she is an Eligible Employee.

            (c) An Eligible Employee who is a shop employee at the Clive, Provo or Warren Shops or whose participation in this Plan is governed by a collective bargaining agreement that provides for an Eligibility Period of Service (defined below) shall become a Participant on the date he or she completes an Eligibility Period of Service, if he or she is then employed by an Employer as an Eligible Employee. If he or she is not then employed by an Employer as an Eligible Employee on such date he or she shall become a Participant on the first day thereafter that he or she is an employed by an Employer as an Eligible Employee, unless he or she had a Period of Severance of at least five consecutive years before again becoming an Eligible Employee; in which case he or she will not become a Participant until the date he or she completes an new Eligibility Period of Service under this subsection after the Period of Severance. For purposes of this subsection an "Eligibility Period of Service" is a one-year period beginning on the date the Employee first completes an Hour of Service (determined without regard to whether the Employee is an Eligible Employee on the first or last day of such period or the number of Hours of Service in such Period).

      3.    Section 3.03 of the Plan is amended to read as follows:

      3.03 Participation Upon Re-Employment. A Participant who has a Termination of Employment, and thereafter resumes employment with an Employer as an Eligible Employee shall again become a Participant immediately upon becoming an Eligible Employee. An Eligible Employee described in Section 3.01(c) who has a Termination of Employment before becoming a Participant and thereafter resumes employment with an Employer as an Eligible Employee shall again become a Participant in accordance with Section 3.01.

      4.    Section 4.05 of the Plan is amended to read as follows:

      4.05 Rollover Contributions into the Plan. At the request of any Eligible Employee the Plan Administrator shall direct the Trustee to accept a Rollover Contribution on behalf of the Eligible Employee. A Rollover Contribution shall be held in the Prior Plan and Rollovers Account for the Eligible Employee. If the Rollover Contribution includes amounts that would not be includible in gross income (except as provided by Sections 402(c), 403(a)(4), 403(b)(8) and 457(e)(16) of the Code) if not transferred as an Rollover Contribution, the Plan Administrator shall separately account for the portion of the Rollover Contribution which is so includible in gross income and the portion of such Rollover Contribution which is not so includible. Each Rollover Contribution shall be made in cash, in notes representing a loan to the Participant from a qualified trust under provisions of such qualified trust similar to Section 7.02, or in property (which may be stock or securities issued by the former employer) acceptable to the Trustee in its sole discretion for purposes of this Plan. Prior to accepting a Rollover Contribution, the Plan Administrator may require that the Eligible Employee who wants to make the Rollover Contribution shall provide evidence reasonably satisfactory to the Plan Administrator that such Contribution qualifies as a Rollover Contribution. Acceptance of a Rollover Contribution shall not in any manner guarantee the result of such contribution under any tax laws; and neither the Company, the Investment Committee, any Employer, the Plan Administrator, the Trustee nor any Investment Manager, shall be responsible for such tax results. If the Plan Administrator determines after any Rollover Contribution that such contribution did not in fact qualify as a Rollover Contribution, the amount of the Rollover Contribution, increased by income and gains and reduced (but not below zero) by losses and expenses, shall be returned to the Eligible Employee.

      5.    Section 8.02(b) of the Plan is amended to read as follows:

            (b) installments at monthly, quarterly or annual intervals over a period certain not exceeding the period determined under Section 8.06(b) and in compliance with the requirements of Section 8.06.

      6.    Section 8.05(d) of the Plan is amended to read as follows:

            (d) Time and Period of Distribution. Notwithstanding the foregoing provisions of this Section 8.05, if a Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  (i) If the Participant's surviving spouse is the Participant's sole designated Beneficiary, then distributions to the surviving spouse will begin no later than December 31 of the calendar year immediately following the calendar year containing the fifth anniversary of the Participant's death, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later,

                  (ii) If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, or if there is no designated Beneficiary, then the Participant's entire interest will be distributed to the Beneficiary no later than December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, then this clause (ii) shall apply as if the surviving spouse were the Participant.

                  (iii) Notwithstanding the foregoing provisions of this Article
            VIII or Section 8.06, if for any reason any portion of a Participant's vested Accrued Benefit is to be paid after his or her death to a trust or to an estate, distribution shall be made in the form of an immediate lump sum payment.

      For purposes of this Section 805(d) and Section 8.06, distributions are considered to begin on the Participant's Required Distribution Date. If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Distribution Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under clause (i)), the date distributions are considered to begin is the date distributions actually commence. The minimum amount of distributions beginning pursuant to this Section 8.05(d) shall be determined under
      Section 8.06(e)

      7.    Section 8.06 of the Plan is amended to read as follows:

      8.06  Minimum Distribution Requirements.

            (a) A Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Distribution Date. Unless a Participant's interest is distributed in a single sum on or before his or her Required Distribution Date, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year (as defined in subsection (f)), will be made in accordance with this Section 8.06. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and Treasury regulations

            (b) During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:
      (i) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or (ii) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year. Required minimum distributions will be determined under this Section 8.06 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death

            (c) If a Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

                  (i) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (ii) If the Participant's surviving spouse is the Participant's sole designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                  (iii) If the Participant's surviving spouse is not the
            Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

            (d) If the Participant dies on or after the date distributions begin and there is no designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

            (e) If the Participant dies before the date distributions begin then, subject to Section 8.05(d):

                  (i) If there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated Beneficiary, determined as provided in subsection (d).

                  (ii) If there is no designated Beneficiary, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (iii) If the Participant's surviving spouse is the
            Participant's sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 8.05(d), this section 8.06(e) will apply as if the surviving spouse were the Participant.

            (f)   For purposes of this Section 8.05(d) and this Section 8.06:

                  (i) "Designated Beneficiary" means the individual who is designated as the Beneficiary under Section 8.05(a) of the Plan and is the designated Beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

                  (ii) "Distribution calendar year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Distribution Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 8.05(d). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Distribution Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Distribution Date occurs, will be made on or before December 31 of that distribution calendar year.

                  (iii) "Life expectancy" means life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

                  (iv) "Participant's account balance" means the account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

            (g) The requirements of Section 8.05(d) and this Section 8.06 will take precedence over any inconsistent provisions of the Plan. Distributions required under Section 8.05(d) and this Section 8.06 will be determined and made in accordance with the Treasury Regulations under
      Section 401(a)(9) of the Internal Revenue Code

      6. The foregoing amendment shall be effective as of January 1, 2003, and the amendments made by paragraphs 5, 6 and 7 shall be effective for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

Dated:  December 19, 2003

                                         By:
                                         Richard E. Goodrich
                                         ---------------------------------------
                                         Director, Chicago Bridge & Iron Company